Securities Act Registration No. 333-45361
                                       Investment Company Act Reg. No. 811-08627
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------


                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                       Pre-Effective Amendment No. __                        [ ]
                       Post-Effective Amendment No. 16                       |X|
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|
                            Amendment No. 17 |X|
                    (Check appropriate box or boxes.)


                             -----------------------

                               OPTIQUE FUNDS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                         222 East Erie Street, Suite 500
                              MILWAUKEE, WISCONSIN                      53202
                         ----------------------------------          ----------
                    (Address of Principal Executive Offices)         (ZIP Code)

                                 (262) 619-2855
               ---------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                                                      Copy to:

Wendell L. Perkins                                    Richard L. Teigen
Optique Funds, Inc.                                   Foley & Lardner LLP
222 East Erie Street, Suite 500                       777 East Wisconsin Avenue
MILWAUKEE, WISCONSIN  53202                           MILWAUKEE, WISCONSIN 53202
---------------------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):


|X|  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     [LOGO]



                                 OPTIQUE FUNDS



                        OPTIQUE INTERNATIONAL VALUE FUND
                             (TICKER SYMBOL: OPIEX)



     This prospectus contains information you should know before investing, including information about risks. Please read it carefully before you invest and keep it with your financial records.


    NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
     COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED
        IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.















PROSPECTUS                                                     March 1, 2010

                                TABLE OF CONTENTS
                                -----------------

SUMMARY SECTION
o Optique International Value Fund                                             1


--------------------------------------------------------------------------------
ABOUT YOUR ACCOUNT
o How to Purchase Shares                                                       6
o Selling (Redeeming) Shares of the Fund                                      11
o Other Purchase and Redemption Policies                                      15
o Net Asset Value                                                             17
o Dividends, Distributions and Taxes                                          18

--------------------------------------------------------------------------------
MORE ABOUT THE FUND
o Management of the Fund                                                      19
o Financial Highlights                                                        21

--------------------------------------------------------------------------------
FOR MORE INFORMATION                                                          22

                                                                 SUMMARY SECTION


                                SUMMARY SECTION
--------------------------------------------------------------------------------
                        OPTIQUE INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FUND FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                            None
Maximum Deferred Sales Charge (Load)                                        None
Maximum Deferred Sales Charge (Load) Imposed on
   Reinvested Dividends and Distributions                                   None
Redemption Fee (as a percentage of amount redeemed
   within 30 days of purchase                                              2.00%
Exchange Fee                                                                None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
--------------------------------------------------------------------------------
Management Fees                                                       0.90%
Distribution and/or Service (12b-1) Fees                              0.25%
Other Expenses                                                        1.53%
Acquired Fund Fees and Expenses                                       0.02%(1)
TOTAL ANNUAL FUND OPERATING EXPENSES                                  2.70%
Less Fee Waiver and Reimbursement                                   - 0.83%(2)
Net Expenses                                                          1.87%
--------------------------------------------------------------------------------

(1) The Fund indirectly bears a pro rata share of the fees and expenses of each underlying fund in which it invests. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund's financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

(2) The Fund's investment adviser has contractually agreed in the investment advisory agreement to waive its advisory fee to the extent necessary to ensure that Net Expenses (excluding dividends on short positions and Acquired Fund Fees and Expenses) do not exceed 1.85% of the average daily net assets of the Fund. The investment advisory agreement may be terminated by the Fund or the Fund's investment adviser for any reason upon sixty days' prior written notice, but is expected to continue indefinitely.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's expenses for the first year are equal to the Net Expenses and to the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
One Year             Three Years           Five Years             Ten Years
$190                 $760                  $1,356                 $2,971
--------------------------------------------------------------------------------

SUMMARY SECTION


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expense or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 123% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY OF THE FUND

The Fund invests mainly (normally 80% or more of its net assets, plus borrowings for investment purposes) in stocks of foreign companies having a market capitalization of $2 billion or more at the time of purchase. To ensure adequate diversification, the Fund spreads its investments across many different regions around the world. The portfolio managers assign country weightings based on the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World ex-USA Index. Within each country, the portfolio managers identify the most attractively valued companies and choose stocks based on the strategy described below. The portfolio managers of the Fund are "value" investors, meaning they purchase common stocks at prices which are relatively low in relation to their earnings or other fundamental measures, such as book value. In attempting to outperform the MSCI World ex-USA Index, the portfolio managers focus on stock selection rather than country allocation. The Fund's country allocation rarely will be identical to the MSCI World ex-USA Index because, the portfolio managers usually will find better investment opportunities in some countries than others.

In choosing stocks, the Fund focuses on foreign companies that appear to be undervalued relative to their real worth or future prospects. The portfolio managers use a variety of resources, including computer models and fundamental research, to identify foreign stocks that they believe are favorably priced. Specifically, the managers look for non-U.S. companies that have some or all of the following attributes:

    -- Positive free cash flow

    -- Corporate restructuring or management changes

    -- Increasing market share or new product development

    -- Inexpensive (i.e., low valuation) relative to their industry sector

    -- Relatively flat or increasing earnings estimate revisions

    -- Sufficient analysts' coverage and liquidity

    -- Other evidence of positive catalysts for change

                                                                 SUMMARY SECTION


PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors in the Fund may lose money. There are risks associated with the Fund's principal investment strategies, and these principal risks are discussed below.

o MARKET RISK. This is the risk that the price of a security will fall due to changing economic, political, or market conditions or for other reasons. The price declines may be steep, sudden and/or prolonged. This means you may lose money. From time to time "value" investing falls out of favor with investors. During these periods the Fund's relative performance may suffer.

o FINANCIAL RISK. This is the risk that the price of a common stock will decline because the issuing company experiences financial distress.

o MID-CAP COMPANY RISK. The securities issued by mid-capitalization companies may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

o FOREIGN INVESTMENT RISKS. These are risks associated with investing in foreign common stocks that are in addition to the risks associated with investing in U. S. common stocks.

   o CURRENCY RISK. This is the risk that the U. S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U. S. dollar relative to the foreign currencies in which securities held by the Fund are traded will adversely affect the Fund.

   o COUNTRY RISK. This is the risk that political, social or economic events in a country may adversely affect the Fund's investments in the country.

   o REGULATION RISK. This is the risk that investors in a foreign securities market may not be afforded the same protections as investors in U. S. securities markets. This is also the risk that it may be more difficult, costly and slower to enforce legal rights of the Fund in foreign countries.

   o LIQUIDITY RISK. This is the risk that lower or lack of trading volume may make it difficult for the Fund to sell securities held by it at quoted market prices.

o GOING CONCERN RISK. The Fund has experienced a significant decline in net assets, which raises substantial doubt about the Fund's ability to continue as a going concern. The financial statements incorporated by reference into this Prospectus do not include any adjustments that might result from the outcome of this uncertainty.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

SUMMARY SECTION


PERFORMANCE INFORMATION

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's average annual returns over time compare to the performance of the MSCI World ex-USA Index and the MSCI World ex-USA Value Index. For additional information on these indexes, please see "Index Descriptions" in the Prospectus. Please keep in mind that past performance (before and after taxes) is not necessarily indicative of future returns. Prior to December 3, 2007, the investment advisor to the International Value Fund was Johnson Asset Management, Inc., the predecessor to Optique Capital Management, Inc.

INTERNATIONAL VALUE FUND (INCEPTION 3/31/98)
--------------------------------------------------------------------------------


                           CALENDAR YEAR TOTAL RETURN


                              [BAR GRAPH OMITTED]





   (1.03)%  (17.25)%  (5.48)%   36.57%   22.56%   11.25%   25.65%   6.30%  (43.63)%  38.29%
    2000     2001      2002      2003     2004     2005     2006    2007     2008     2009





                      BEST AND WORST QUARTERLY PERFORMANCE
                        FOR THE TEN YEARS ENDED 12/31/09
                      ------------------------------------
                             BEST            WORST
                           QUARTER          QUARTER
                            RETURN          RETURN
                     -----------------------------------
                            29.35%          -22.31%
                         (June 2009)    (December 2008)


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009
--------------------------------------------------------------------------------
                                                  ONE      FIVE      TEN
                                                 YEAR      YEARS    YEARS
--------------------------------------------------------------------------------
International Value Fund
 Return before taxes                             38.29%     2.98%    4.14%
 Return after taxes on distributions(1)(2)       37.98%     2.04%    3.54%
 Return after taxes on distributions and
   sale of Fund shares(1)(2)                     24.89%     2.96%    3.80%
MSCI World ex-USA Index (reflects no
 deduction for fees, expenses or taxes)          33.66%     4.07%    1.62%
MSCI World ex-USA Value Index (reflects no
 deduction for fees, expenses or taxes)          36.75%     3.83%    4.05%

(1) The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Fund's after-tax return may be higher than the pre-tax return because certain foreign jurisdictions require the Fund to pay taxes on securities it holds in these jurisdictions. The Fund's payment of these taxes is passed on to shareholders as tax credits. These credits reduce shareholders' current tax liability, which result in a higher after-tax return. The Fund's return after taxes on distributions and sales of Fund shares is higher than both its return before taxes and its return after taxes on distributions because it includes a tax benefit resulting from the capital losses that would have been incurred.

                                                                 SUMMARY SECTION

INVESTMENT ADVISOR

Optique Capital Management, Inc. is the investment advisor to the Fund (the "Advisor").

PORTFOLIO MANAGERS

Wendell L. Perkins, CFA, Margaret McKay, CFA, and Edward T. Maraccini, CFA, are equally responsible for the day-to-day management of the Fund's portfolio. Mr. Perkins is the Managing Partner and Chief Investment Officer of the Advisor and has been a portfolio manager of the Fund since its inception. Ms. McKay is a Senior Portfolio Manager of the Advisor and has been a portfolio manager of the Fund since 2001. Mr. Maraccini is a Senior Portfolio Manager and the Chief Compliance Officer of the Advisor and has been a portfolio manager of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund, you should contact your broker-dealer or other financial intermediary, or to purchase shares directly with Optique Funds, you should call 1-800-276-8272. You may buy shares of the Fund each day the New York Stock Exchange (NYSE) is open. The minimum initial investment in the Fund's shares is $2,500, $1,000 for Individual Retirement Accounts and the Fund's Automatic Investment Plan. There is a $50 subsequent investment requirement for the Fund, including for each additional investment made through the Automatic Investment Plan. The Fund may waive the minimum investment requirements from time to time.

You may redeem shares of the Fund each day the NYSE is open. The redemption price is the net asset value per share next determined after the receipt of a redemption request in proper form. You may redeem Fund shares by mail (Optique Funds, P.O. Box 182218, Columbus, OH 43218-2218), or by telephone at 1-800-276-8272. Investors who wish to redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Fund may be placed.

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred arrangements may be taxable at a later date.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

ABOUT YOUR ACCOUNT


                             HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

The Fund is no-load, which means you may purchase shares at net asset value ("NAV"), without any front-end or deferred sales charge or commission. NAV, the price of one share of the Fund, is calculated at the close of regular trading (generally, 3:00 p.m. Central Time) each day the New York Stock Exchange ("NYSE") is open. The NYSE is closed weekends and national holidays.

Shares may be purchased directly from the Fund or through certain broker/dealers ("Selected Dealers") who have signed a sales agreement with the Fund's distributor, SEI Investments Distribution Co. ("Distributor")

FOREIGN INVESTORS

The Fund does not accept investments by non-US persons. Please contact Optique Capital Management, the Fund's investment advisor, for more information.


MINIMUM INVESTMENT
                                            INITIAL         ADDITIONAL
                                           INVESTMENT       INVESTMENT
--------------------------------------------------------------------------------
 Regular Accounts                            $2,500            $50
 Automatic Investment Plan                   $1,000            $50
 IRAs                                        $1,000            $50
 Gifts to Minors                             $1,000            $50
--------------------------------------------------------------------------------


The Fund may waive minimums for qualified retirement plans. Investors must make purchases in U.S. dollars, by checks drawn on U.S. banks. The Fund does not accept cash, credit cards or third-party checks.

Whether you are opening a new account or adding to an existing one, the Fund provides you with several methods to buy shares.

The Fund must receive a properly completed Purchase Application to establish telephone privileges. The Fund may return incomplete applications or checks.

The Fund may reject any purchase order or refuse a telephone transaction if the Fund believes it is advisable to do so. The Fund will not accept an account if you're investing for another person as attorney-in-fact or an account with Power of Attorney ("POA") in the Purchase Application's registration.

Also, the Fund does not issue stock certificates. You'll receive a statement confirming your purchase.


BY MAIL
o TO OPEN AN ACCOUNT:

    -- Complete an Optique Funds Application.

                                                              ABOUT YOUR ACCOUNT


   -- Call 1-800-276-8272 or visit a Selected Dealer to obtain a Purchase
      Application. If you are opening an IRA, please complete an IRA
      Application.


   -- Mail your completed and signed Application along with a check payable to OPTIQUE FUNDS to:
      Optique Funds
      P.O. Box 182218
      Columbus, OH 43218-2218


   -- For overnight or express mail, use the following address:
      Optique Funds
      3435 Stelzer Rd.
      Columbus, OH 43219

o  TO ADD TO AN EXISTING ACCOUNT:

   -- Mail your check payable to OPTIQUE FUNDS, along with an investment slip from a recent Optique Funds statement. If you do not have an investment slip, you may send a note signed by you as the account owner(s), indicating the account's full name and number.

   -- Mail to:
      Optique Funds
      P.O. Box 182218
      Columbus, OH 43218-2218

   -- For overnight or express mail, use the following address:
      Optique Funds
      3435 Stelzer Rd.
      Columbus, OH 43219

BY WIRE

o  TO OPEN AN ACCOUNT:

   -- Prior to the wire purchase you must call 1-800-276-8272 for an investor account number. At the same time, you must complete and mail a Purchase Application or IRA Application.

   -- Have your bank wire Federal funds to Citibank NA, New York, New York using these instructions:
      A. B. A.  Routing Number 021000089
      For credit to Citi Fund Services Ohio, Inc.
      Account # 30576692
     (Fund Name)
     (Shareholder Name)
     (Shareholder Account No.)

ABOUT YOUR ACCOUNT



   -- Mail your ORIGINAL Purchase Application to Optique Funds as soon as possible. THE FUND MUST RECEIVE A PROPERLY COMPLETED AND EXECUTED PURCHASE APPLICATION TO ESTABLISH TELEPHONE PRIVILEGES, AS WELL AS TO CERTIFY YOUR SOCIAL SECURITY NUMBER OR TAX IDENTIFICATION NUMBER. IF THE FUND DOES NOT RECEIVE YOUR ORIGINAL APPLICATION, IT MAY DELAY PAYMENT OF REDEMPTION PROCEEDS AND WITHHOLD TAXES.

   -- Wired funds are considered received in good order on the day they reach the Fund's bank account by the Fund's cut-off time for purchases and all required information is provided in the wire instructions. The wire instructions will determine the terms of the purchase transaction.


o TO ADD TO AN EXISTING ACCOUNT:

   -- Call 1-800-276-8272 for instructions if your account is already open.


   -- Have your bank wire Federal funds to Citibank NA using the instructions above. Be sure to include your account number and the name of the Fund.

   -- The Fund considers wired funds to be received in good order on the day they reach the Fund's bank account by the Fund's cut-off time for purchases and all required information is provided in the wire instructions. The wire instructions will determine the terms of the purchase transaction.

BY AUTOMATIC INVESTMENT PLAN

o TO OPEN AN ACCOUNT:

   -- Complete the Automatic Investment Plan section on your Purchase
      Application.

   -- Make your check payable to OPTIQUE FUNDS.

   -- The minimum initial investment is $1,000.

   -- Each month, quarter or year, the amount you specify ($50 or more) is automatically withdrawn from your bank account to buy Fund shares. You can choose to have withdrawals on the 10th, 15th, 20th and/or 30th of each month.


   -- The Fund requires 10 days to verify your bank information before initiating the plan.


   -- You will receive monthly statements showing these purchases.

o TO ADD TO AN EXISTING ACCOUNT:

   -- If you would like to add the Automatic Investment Plan to an existing account, call 1-800-276-8272 to request an Automatic Investment Plan Application.

   -- Complete the Application, having all signatures guaranteed, and return it to the address provided above.

                                                              ABOUT YOUR ACCOUNT


   -- The Fund requires 10 days to verify your bank information before initiating the plan.

   -- The minimum subsequent investment is $50.

Presently, the Fund does not charge a service fee for the Automatic Investment Plan. However, if there is not enough money in your bank account to cover the withdrawal, the Fund will cancel your purchase, and you will be responsible for any resulting loss to the Fund.

A redemption of all funds from your account will automatically discontinue the Automatic Investment Plan. If you would like to suspend your Automatic Investment Plan, please call our Shareholder Services Department at 1-800-276-8272 for details. The Fund can terminate the Automatic Investment Plan at any time with 7 days' notice.


BY ELECTRONIC FUNDS TRANSFER

o TO ADD TO AN EXISTING ACCOUNT:

   -- Call 1-800-276-8272 for instructions if your account is already open.


   -- The Fund requires 7 business days to verify your bank information before initiating this privilege.


   -- You may request electronic transfers by phone or in writing in amounts from $50 to $50,000 per day.


   -- The Fund withdraws money from the bank account you designated when estab-lishing the privilege and invests it at the NAV calculated after they receive your request in good order. See page 16 for definition of "good order".


PURCHASES THROUGH A FINANCIAL INTERMEDIARY, SELECTED DEALER OR OTHER THIRD
PARTY


If you purchase shares through a financial intermediary, Selected Dealer or other provider, their minimum investment requirements, policies and fees may differ from those described here. Please contact your financial intermediary or provider for a complete description of its policies. You will want to carefully review these procedures before investing. The Fund may accept requests to buy additional shares into a Selected Dealer street name account only from the Selected Dealer.

The Fund may authorize Selected Dealers and their designees to accept purchase orders on the Fund's behalf. The Fund considers such orders received when the Selected Dealer or its designee accepts them, and prices them at the next NAV calculated after receipt by the Selected Dealer or its designee.

The Fund has agreed to allow some Selected Dealers to enter purchase orders for their customers with payment to follow. The Fund prices these telephone orders at the next NAV calculated after the Selected Dealer or its designee accepts them. The Selected

ABOUT YOUR ACCOUNT



Dealer is responsible for placing the orders promptly and for ensuring the Fund receives payment within the agreed-upon period. Otherwise, the Selected Dealer could be liable for resulting fees or losses.

The Fund normally will price purchase orders you place with a Selected Dealer or its designee prior to the close of regular trading on the NYSE (normally 3:00 p.m. Central Time) at the NAV calculated later that day. Selected Dealers are responsible for promptly forwarding orders and payment to the Transfer Agent. If your request is received by the Selected Dealer or its designee after the close of regular trading on the NYSE, or on a holiday, weekend or a day the NYSE is closed, the Fund will process your purchase request on the next business day at that day's NAV.


CHECKS/RETURNED CHECKS


All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund will cancel your purchase for any check or electronic transfer returned unpaid, AND YOU WILL BE RESPONSIBLE FOR ANY RESULTING LOSS TO THE FUND.


REDEMPTION REQUESTS SHORTLY AFTER PURCHASE


The Fund may delay payment for redemptions up to 14 business days to make sure there are sufficient funds to cover the check or electronic transfer you use to make the purchase. If you plan to redeem shares shortly after purchase, you may want to make your purchase by wire. However, if you do so, you may have to pay a redemption fee. See page 15 "Frequent Purchases and Redemptions of Fund Shares" regarding redemption policies.


CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.


The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Fund will have no obligation with respect to the terms of any such document.

                                                              ABOUT YOUR ACCOUNT



Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established at the sole discretion of the Fund, your application will be rejected.


Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.


However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established at the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

                     SELLING (REDEEMING) SHARES OF THE FUND
                     --------------------------------------

You may sell (redeem) your shares on any business day the NYSE is open for trading. There is no charge to redeem shares. The Fund may withhold taxes on IRA redemptions to meet Federal tax law requirements.

If your redemption request is received in good order before the close of regular trading on the NYSE (normally 3:00 p.m. Central Time), you will receive that day's NAV. See page 16 for a definition of "good order." If your request is received after the close of regular trading on the NYSE, or on a holiday, weekend or a day the NYSE is closed, you will receive the next business day's NAV.

If you are redeeming shares that were recently purchased by check, the Fund may delay the payment of your redemption proceeds until your check or electronic transfer has cleared. This may delay payment of redemption proceeds up to 14 business days. If you plan to redeem shares shortly after purchase, you may want to make your purchase by wire. However, if you do so, you may have to pay a redemption fee. See page 15 "Frequent Purchases and Redemptions of Fund Shares" regarding redemption policies.

The Fund provides you with several methods to redeem shares.

ABOUT YOUR ACCOUNT


BY MAIL

o  Send your unconditional written request for redemption to:
   Optique Funds
   P.O. Box 182218
   Columbus, OH 43218-2218

o  For overnight or express mail, use the following address:
   Optique Funds
   3435 Stelzer Road
   Columbus, OH 43219

o  Your unconditional written request must include:

   -- The names and signatures of all account holders. All account holders need to sign the request exactly as their names appear on the account;

   -- The number of shares or the dollar amount to be redeemed;

   -- The Fund's name; and

   -- The account number to be redeemed.


o If you are redeeming from an IRA, also include the amount or percentage of tax withholding on your redemption request. If this information is not included, the Fund is required to automatically withhold 10% of your redemption proceeds.

o Payments will be mailed within 7 calendar days of receiving redemption instructions in good order. See page 16 for a definition of "good order."


o Include documentation required for corporate, partnership or fiduciary accounts. Call 1-800-276-8272 for details.

o  Signatures must be guaranteed if:

   -- Your redemption request is greater than $50,000;

   -- The proceeds are to be paid to someone other than the account holder;

   -- The proceeds are to be sent to an address other than the address of record; or

   -- The request is made within 30 days' of an address change.

ABOUT YOUR ACCOUNT


BY TELEPHONE

o If you did not waive the telephone redemption privilege on your Purchase Application, you may call 1-800-276-8272 to redeem shares.

o  You will be asked to provide:

   -- Your name;

   -- Account number;

   -- Social Security Number; and

   -- Dollar amount or number of shares to be redeemed.

o Proceeds will be sent to you at the address of record on your account or sent by wire or electronic funds transfer to the bank account listed in your records.

o Wire payments for redemptions requested by phone will usually be made on the next business day.

o Electronic funds transfer will ordinarily arrive at your bank 2 to 3 banking days after transmission.


o  The Fund reserves the right to refuse a telephone redemption request.

o The Fund will not accept telephone redemption requests for payment by check for 30 days following an address change. You must make the request in writing, with all signatures guaranteed.

SYSTEMATIC WITHDRAWAL PLAN


If your account balance is $10,000 or more, you can request regular distributions of at least $50. Note that withdrawals may result in a gain or loss for Federal income tax purposes.

o  Call 1-800-276-8272 to request a Systematic Withdrawal Plan Application.

o To change your plan, send a request in writing signed by each registered holder of the account.

o You can stop the Systematic Withdrawal Plan at anytime without charge or penalty, call 1-800-276-8272 for details.


o The Fund reserves the right to change or eliminate the plan anytime with 60 days' notice.

ABOUT YOUR ACCOUNT


REDEMPTIONS THROUGH A FINANCIAL INTERMEDIARY, SELECTED DEALER OR OTHER THIRD
PARTY


A financial intermediary, Selected Dealer or other third party may charge a fee to redeem your Fund shares. If the Selected Dealer is the shareholder of record, the Fund may accept redemption requests only from that Selected Dealer. Because redemption procedures vary from dealer to dealer, you will want to carefully review these procedures before redeeming shares.

The Fund may authorize Selected Dealers and their designees to accept redemption requests on the Fund's behalf. The Fund considers these requests received when the Selected Dealers or their designees accept them, and price them at the next calculated NAV.


OTHER REDEMPTION POLICIES


If the dollar amount you request to be redeemed is greater than the current account value (as determined by the NAV on the redemption date), the Fund will redeem your entire account balance.


TELEPHONE AND WIRE REQUESTS


During times of unusual market activity, you may have trouble placing a request by telephone or wire. In this event, consider sending your order by mail or overnight delivery using the address provided on page 13.

The Fund takes reasonable measures to prevent unauthorized telephone transactions and will not be liable for such transactions. THE FUND RESERVES THE RIGHT TO REFUSE A TELEPHONE TRANSACTION.


REDEMPTIONS IN LOW BALANCE ACCOUNTS


If a redemption or exchange leaves your account below $1,000, or you discontinue the Automatic Investment Plan before you have invested $1,000, the Fund may provide you a 30-day notice to add to your balance or renew your Automatic Investment Plan. If you do not act within the 30-day period, the Fund may close your account and send you the proceeds.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


Frequent purchases and redemptions of the Fund's shares by a shareholder may harm other shareholders of the Fund by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Since the Fund invests a significant amount of its assets in foreign securities, it is subject to the risk that investors may attempt to engage in "time-zone arbitrage," by taking advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of the NYSE that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders.

                                                              ABOUT YOUR ACCOUNT



The Board of Directors has adopted the market timing policies and procedures below to discourage frequent purchases and redemptions of the Fund's shares. Additionally, the Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what is believed to be their fair value, may help deter time-zone arbitrage.

1. The Fund reserves the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of the Fund's shares based on any unusual trading activity by such investor and/or such investor's trading history.

2. The Fund imposes a 2% redemption fee on redemptions that occur less than 30 days after purchase. Any proceeds of the fee will be credited to the assets of the Fund.

The redemption fee will not apply to (1) shares purchased through reinvested distributions (dividends and capital gains), (2) shares held in retirement plans (other than IRAs), (3) shares redeemed through designated systematic withdrawal plans, or (4) shares exchanged pursuant to the exchange privilege, but otherwise applies to all investors in the Fund, including those that invest through omnibus accounts at intermediaries such as broker-dealers.

The Fund relies on intermediaries to determine when a redemption occurs less than 30 days after purchase. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan. Although the Fund has taken steps to discourage frequent purchases and redemptions of their shares, it cannot guarantee that such trading will not occur.

                     OTHER PURCHASE AND REDEMPTION POLICIES
--------------------------------------------------------------------------------


GOOD ORDER


The Fund must receive your request to buy or sell shares in good order. The request must include:


o  The Fund's name and your account number.

o  The number or dollar amount of shares you want to buy or sell.

o  Signatures of all account holders, exactly as registered on the account.

o  Signature guarantees for the following:

   -- If the amount to be redeemed is more than $50,000;

   -- If the proceeds are sent to someone other than the shareholder of record;
      or

   -- If the request is made within 30 days of an address change.

o Any documentation required for redemptions by corporations, trusts, estates and other organizations.

                                                              ABOUT YOUR ACCOUNT


TELEPHONE TRANSACTIONS


Unless you waive telephone privileges on your Purchase Application, you automatically have the privilege to make telephone inquiries and redemptions. Once your account is established, you must make requests to change these privileges in writing, signed by each account holder.


The Funds will take reasonable measures to prevent unauthorized telephone transactions and will not be liable for such transactions. THE FUNDS RESERVE THE RIGHT TO REFUSE A TELEPHONE TRANSACTION.

SIGNATURE GUARANTEES

Whenever you change your bank information or your account registration information, you must provide a signature guarantee for each account holder. Signature guarantee requirements help protect you from fraud. You may obtain a signature guarantee from a U.S. commercial bank or trust company, a member of the National Association of Securities Dealers, Inc. or other eligible institutions. A NOTARY PUBLIC IS NOT AN ACCEPTABLE GUARANTOR.

RETIREMENT PLANS


The Fund may be an appropriate choice for your retirement plan. In addition, the Fund may be used as investment options for 401(k) plans and other retirement vehicles. Descriptions of the plans, application forms, as well as descriptions of applicable service fees and certain limitations on contributions and withdrawals are available by calling 1-800-276-8272.

LOST ACCOUNTS. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance. Unclaimed accounts may be subject to state escheatment laws and the Fund and the Transfer Agent will not be liable to the shareholders or their representatives for compliance with those laws in good faith.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be

ABOUT YOUR ACCOUNT



taken when, in the sole discretion of the Fund's management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

                                NET ASSET VALUE
                                ---------------

The Fund normally calculates its NAV each day the NYSE is open, after the close of business (normally 3:00 p.m. Central Time). NAV is calculated by adding together the value of the Fund's total assets, subtracting its liabilities, and then dividing the balance by the number of shares outstanding. The Fund does not calculate its NAV on the days when the NYSE is closed.

The Fund typically uses current market quotations to value its securities. The Fund will value fixed income securities with a remaining maturity of 60 days or less on an amortized cost basis. If securities do not have readily available market quotation or if there are events that have occurred between the closing of an exchange on which securities are principally traded and the closing of the NYSE that is likely to have changed the value of the securities, the Fund will use a good faith fair value either provided by the Board of Directors or determined pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted sales price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. The Board of Directors may also approve the use of pricing services to assist in the calculation of NAVs for the Fund.

The Fund will hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its NAV. To the extent it does so, the market value of the Fund's investments may change on days when you cannot purchase or redeem Fund shares.

The Fund prices foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, it may price these securities at the average of the current bid and asked price of such currenices against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Fund does not have either of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Directors in good faith will establish a conversion rate for such currency.

ABOUT YOUR ACCOUNT


                       DIVIDENDS, DISTRIBUTIONS AND TAXES
                       ----------------------------------

The Fund typically distributes most or all of its net income to shareholders in the form of dividends. The Fund distributes net capital gains, if any, annually.

In general, any distributions of dividends you receive from the Fund are taxable as dividend income and any distributions of interest income and short term capital gains you receive from the Fund are taxable as ordinary income. Any net long-term capital gains you receive are taxable as capital gains, regardless of how long you have owned your shares. The Fund expects that the distributions will consist of both dividend income and net capital gains.

The following table summarizes the distribution policies of the Fund:

                         DIVIDENDS           CAPITAL GAINS
                         (IF ANY)              (IF ANY)
--------------------------------------------------------------------------------
                         annually             annually
--------------------------------------------------------------------------------

REINVESTMENT OF FUND DISTRIBUTIONS

Investors can reinvest all of their income dividends and/or capital gain distributions into the Fund at NAV or receive their distributions in cash. For investors whose income is subject to tax, distributions are taxable whether they are paid in cash or reinvested in additional shares.

TAX CONSIDERATIONS

The sale of shares in your account may produce a taxable gain or a loss. Please consult your tax advisor regarding the treatment of your distribution.

ASSET ALLOCATION (DIVERSIFICATION)

You should not consider an investment in the Fund a complete investment program. Like most investors, you should hold a number of different investments, each with a different level of risk, including common stocks, bonds and money market instruments.

MORE ABOUT THE FUND



                             MANAGEMENT OF THE FUND
                             ----------------------

INVESTMENT ADVISER

Optique Capital Management, Inc. is the investment adviser for the Fund. Located at 222 East Erie Street, Suite 500, Milwaukee, WI 53202, the Advisor manages the investments of the Fund and manages the Fund's business operations under the overall supervision of the Fund's Board of Directors.

The Advisor manages the portfolio of securities for the Fund. As such it selects portfolio securities for investment, purchases and sells securities and places orders for the execution of portfolio transactions. As compensation for the Advisor's services, the Fund pays the Advisor a fee which is calculated daily and payable monthly, based upon the average daily net assets of the Fund at the annual rate of 0.90% .

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with the Advisor for the Fund is available in the Fund's annual report to shareholders for the period ended October 31, 2009.

Wendell L. Perkins, CFA, Margaret McKay, CFA, and Edward T. Maraccini, CFA, are equally responsible for the day-to-day management of the Fund's portfolio. Mr. Perkins is the Managing Partner and Chief Investment Officer of the Advisor and has managed equity portfolios for the Advisor or its predecessor since January 1994. Ms. McKay is a Senior Portfolio Manager of the Advisor and has been a portfolio manager with the Advisor or its predecessor since September 2000. Mr. Maraccini is a Senior Portfolio Manager and the Chief Compliance Officer of the Advisor and has been a portfolio manager for the Advisor or its predecessor since December 2001. Ms. McKay and Messrs. Perkins and Maraccini are equally responsible for the day-to-day management of the Fund's portfolio.

The Statement of Additional Information for the Fund, which is incorporated by reference into this prospectus, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

INDEX DESCRIPTIONS

The MSCI World ex-USA Index is the aggregate of 23 individual country indices calculated by MSCI. This index excludes the United States. MSCI uses a target of 85% of free float-adjusted market representation within each industry group, within each country, as a guideline in constructing the index.

The MSCI World ex-USA Value Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

MORE ABOUT THE FUND



DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

ADMINISTRATOR

SEI Investments Global Funds Services ("SIGFS") acts as administrator for the Fund. SIGFS is located at One Freedom Valley Dr., Oaks, PA 19456 and provides administrative and accounting services to the Fund, including calculating the Fund's NAV.

TRANSFER AGENT

Citi Fund Services Ohio, Inc. ("Citigroup") acts as transfer agent for the Fund.
Citigroup is located at 3435 Seltzer Road, Columbus, OH 43219.

CUSTODIAN

State Street Bank and Trust Company, located at 801 Pennsylvania, Kansas City, Missouri 64105, acts as custodian of the Fund's investments.

DISTRIBUTION FEES

The Fund has adopted a Service and Distribution Plan under Rule 12b-1 under the Investment Company Act. The Plan allows the Fund to use part of the Fund's assets (up to 0.25% of its average daily net assets) to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NON-PRINCIPAL INVESTMENT STRATEGIES

The Fund may take temporary defensive positions in response to adverse market conditions. When it does so, it will invest some or all of its assets in money market instruments. The Fund will not be able to achieve its investment objective of capital appreciation to the extent it invests in money market instruments, since these securities earn interest but do not appreciate in value. Under normal market conditions, the Fund will hold some cash and money market instruments so it can pay expenses, satisfy redemption requests or take advantage of investment opportunities. The Fund has a non-fundamental investment policy to normally invest 80% of the value of its net assets in the particular type of investments suggested by the Fund's name. The Fund will provide 60 days prior notice to its shareholders before implementing a change in this policy.

The portfolio managers are patient investors. They do not attempt to achieve the Fund's investment objective by active and frequent trading of foreign securities.

                                                             MORE ABOUT THE FUND


                              FINANCIAL HIGHLIGHTS
                              --------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years presented has been derived from the Fund's financial statements, which have been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Fund's Statement of Additional Information.



                                            -----------------------------------------------------------------------------------
                                             FISCAL YEAR       FISCAL YEAR      FISCAL YEAR      FISCAL YEAR       FISCAL YEAR
                                                ENDED             ENDED           ENDED             ENDED             ENDED
                                              OCTOBER 31,       OCTOBER 31,     OCTOBER 31,      OCTOBER 31,       OCTOBER 31,
                                                2009              2008             2007             2006              2005
                                            -----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR              $7.97            $18.21          $16.62            $14.12            $12.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                            0.07+             0.28+           0.26              0.28              0.20
Net realized and unrealized gain (loss)
  on investments                                 2.54*            (7.82)*          3.06*             3.04*             1.78*
                                                -----             -----          ------            ------            ------
     Total from Investment Operations            2.61             (7.54)           3.32              3.32              1.98
                                                -----             -----          ------            ------            ------
LESS DISTRIBUTIONS PAID:
From net investment income                      (0.68)            (0.25)          (0.26)            (0.23)            (0.18)
From net realized capital gains                    --             (2.45)          (1.47)            (0.59)            (0.05)
                                                -----             -----          ------            ------            ------
     Total Distributions                        (0.68)            (2.70)          (1.73)            (0.82)            (0.23)
                                                -----             -----          ------            ------            ------
NET ASSET VALUE, END OF YEAR                    $9.90             $7.97          $18.21            $16.62            $14.12
                                                =====             =====          ======            ======            ======

TOTAL RETURN(1)                                  35.61%(2)       (48.17)%         21.61%            24.57%            16.11%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                $29,891           $23,995        $111,231           $98,943           $88,618
Ratio of expenses to average net assets,
  net of waivers and reimbursements              1.85%             1.56%           1.38%             1.40%             1.41%
Ratio of expenses to average net assets,
  before waivers and reimbursements              2.68%             1.56%           1.38%             1.40%             1.41%
Ratio of net investment income to average net
  assets, net of waivers and reimbursements      0.88%             2.09%           1.58%             1.79%             1.48%
Ratio of net investment income to average net
  assets, before waivers and reimbursements      0.05%             2.09%           1.58%             1.79%             1.48%
Portfolio turnover rate                           123%               13%             21%               21%               16%


+   Per share amounts for the year are based on average outstanding shares.
* Includes redemption fees retained by the Fund. Such redemption fees represent less than $0.01 per share.
(1) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Fee waivers and/or reimbursements were in effect. If they had not been in effect, performance would have been lower.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

INFORMATION

                              FOR MORE INFORMATION
                              --------------------


o ACCOUNT STATEMENTS. You will receive a periodic statement detailing activity in your account from Optique Funds, your financial intermediary or other provider.

o ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS. These reports detail the Fund's actual investments (as of the report date) and performance information. The Annual Report includes a discussion of recent market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year. The Annual Report is audited by the Fund's independent accountants. To reduce expenses, the Fund will mail one copy of each report to each Tax ID even though the investor may have more than one account with the Fund. The Fund makes available the annual and semi-annual reports of the Fund, free of charge, on its Internet web-site (http://www.optiquefunds.com).

o STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more detailed information on all aspects of the Fund. A current SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally part of) in this prospectus. You may visit the SEC's Internet website (www.sec.gov) to view the SAI and other information. The SAI is also available, free of charge, on the Fund's Internet website (http://www.optiquefunds.com), and is available from Selected Dealers through which shares of the Fund may be purchased or sold.

To request a free copy of the current Annual/Semiannual Report or SAI, please write, call or visit the Fund online at:


Optique Funds
3435 Stelzer Road
Columbus, OH 43219
1-800-276-8272
www.optiquefunds.com


You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You can call 1-202-551-8090 for information on the operations of the Public Reference Room. Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee by writing to the address below or by electronic request to publicinfo@sec.gov.


Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102

SEC File Number: 811-08627

                                     [LOGO]

                                 Optique Funds
                              222 East Erie Street
                              Milwaukee, WI 53202
                              www.optiquefunds.com


OPT-PS-001-0300

STATEMENT OF ADDITIONAL INFORMATION FOR                            MARCH 1, 2010


         OPTIQUE INTERNATIONAL VALUE FUND
         (TICKER SYMBOL:  OPIEX)

                               OPTIQUE FUNDS, INC.
                              222 EAST ERIE STREET
                                    SUITE 500
                           MILWAUKEE, WISCONSIN 53202

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Optique Funds, Inc., dated February 28, 2010. Requests for copies of the Prospectus should be made by writing to Optique Funds, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.


     The following financial statements are included in this Statement of Additional Information:

     Schedule of Investments
     Statement of Assets and Liabilities
     Statement of Operations
     Statements of Changes in Net Assets
     Financial Highlights
     Notes to the Financial Statements
     Report of Independent Registered Public Accounting Firm


     Shareholders may obtain a copy of the Annual Report, without charge, by calling (800) 276-8272.

                               OPTIQUE FUNDS, INC.

                                TABLE OF CONTENTS


                                                                                             PAGE NO.


FUND HISTORY AND CLASSIFICATION.....................................................................2

INVESTMENT RESTRICTIONS.............................................................................2

INVESTMENT CONSIDERATIONS...........................................................................4

DISCLOSURE OF PORTFOLIO HOLDINGS...................................................................15

DIRECTORS AND OFFICERS OF THE CORPORATION..........................................................17

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS.................................................20

INVESTMENT ADVISER, PORTFOLIO MANAGERS, ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT................21

DETERMINATION OF NET ASSET VALUE...................................................................26

DISTRIBUTION OF SHARES.............................................................................27

REDEMPTION FEE.....................................................................................29

ALLOCATION OF PORTFOLIO BROKERAGE..................................................................29

TAXES .............................................................................................31

SHAREHOLDER MEETINGS...............................................................................32

CAPITAL STRUCTURE..................................................................................33

DESCRIPTION OF SECURITIES RATINGS..................................................................34

FINANCIAL STATEMENTS...............................................................................38



     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated February 28, 2010, and, if given or made, such information or representations may not be relied upon as having been authorized by Optique Funds, Inc.

     This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

     Optique Funds, Inc. (the "Corporation") is an open-end, diversified management investment company consisting of one portfolio, the Optique International Value Fund (the "Fund"). The Corporation was known as JohnsonFamily Funds, Inc. prior to December, 2007. Optique Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act"). Optique Funds, Inc. was incorporated as a Maryland corporation on January 27, 1998. The Fund was called the "JohnsonFamily International Value Fund" prior to December 3, 2007. The Corporation's address is 222 East Erie Street, Suite 500, Milwaukee, Wisconsin 53202.

                             INVESTMENT RESTRICTIONS

     The Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

     1. The Fund will not purchase securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Fund may borrow money to the extent set forth in investment restriction no. 4.

     2.  The Fund may sell securities short to the extent permitted by the Act.

     3. The Fund may write put and call options to the extent permitted by the Act.

     4. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 10% of the value of the Fund's net assets) or for emergency or extraordinary purposes.

     5.  The Fund may pledge or hypothecate its assets to secure its borrowings.

     6. The Fund will not lend money (except by purchasing publicly distributed debt securities, purchasing securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities, unless such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and provided that no such loan will be made if upon making of such loan more than 30% of the value of the Fund's total assets would be subject to such loans.

     7. The Fund will not make investments for the purpose of exercising control or management of any company.

     8. The Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund's total assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations.

     9. The Fund will not invest 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, in securities issued by companies primarily engaged in the same industry. In determining industry classifications the Fund will use the current DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION except to the extent permitted by the Act.

     10. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities).

     11. The Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

     12. The Fund will not purchase or sell commodities or commodity contracts, except that the Fund may invest in futures contracts and options on futures contracts.

     The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation's Board of Directors without shareholder approval. These additional restrictions are as follows:

     1. The Fund will invest no more than 15% of the value of its net assets in illiquid securities.

     2. The Fund will not purchase securities of other investment companies except: (a) as a part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies that invest exclusively in high quality, short-term debt securities; or (c) securities of registered investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission. No purchases described in (b) and (c) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund's net assets would be invested in shares of any one registered investment company; and (iii) more than 10% of the Fund's net assets would be invested in shares of registered investment companies.

     3. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser, without authorization of the Corporation's Board of Directors.

     4. The Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

     The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (other than those relating to borrowing of money or issuing senior securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred. Any changes in the Fund's investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

     In accordance with the requirements of Rule 35d-1 under the Act, it is a non-fundamental policy of the Fund to normally invest 80% of the value of its net assets in the particular type of investments suggested by the Fund's name. If the Board of Directors determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold-face type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

                            INVESTMENT CONSIDERATIONS

     The Fund's prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

TEMPORARY INVESTMENTS

     The Fund may invest in cash and money market securities. The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. Money market securities include money market mutual funds, short-term investment-grade fixed-income securities, bankers' acceptances, commercial paper, commercial paper master notes and repurchase agreements.

     The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the two highest rating categories by a nationally recognized statistical rating organization (NRSRO).

     The Fund may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York's list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, the Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In this event, the Fund may experience delays, increased costs and a possible loss.

     The Fund may also invest in money market mutual funds issued by other investment companies. As a shareholder of a money market fund, the Fund would be subject to the same risks as any other investor and will bear a proportionate share of any fees and expenses incurred by the mutual fund in which it invests. These will be in addition to the advisory and other fees paid by the Fund.

     During adverse market conditions, up to 100% of the Fund's total assets may be invested in U.S. securities or in securities primarily traded in one or more foreign countries, or in debt securities.

INVESTMENT GRADE INVESTMENTS

     The Fund may invest in investment-grade debt securities, or unrated securities if Optique Capital Management, Inc. (the "Adviser") believes they are equivalent in quality. A debt or other fixed income security is considered investment grade if it is rated BBB or better by Standard & Poor's Ratings Group ("S&P"), Fitch IBCA ("Fitch"); or Baa or better by Moody's Investors Services, Inc. ("Moody's") or any other NRSRO.

     Investment-grade bonds rated BBB by S&P or Fitch, or Baa by Moody's are considered to be of medium-grade quality. Medium-grade securities have certain speculative characteristics. This means they are typically more sensitive to economic changes and subject to a higher degree of risk than higher rated securities.

     Ratings are determined at the time of investment. If a security held by the Fund loses its rating or has its rating reduced, the Fund does not have to sell the security immediately. However, the Adviser will closely monitor the security to determine what action, if any, the Fund should take.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). Because an active market may not exist for illiquid securities, the Fund may experience delays and additional costs when trying to sell illiquid securities. The 15% limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell the securities at unfavorable prices. The Board of Directors of the Corporation has delegated to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Adviser to consider such factors as (i) the nature of the market for a security, (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (E.G., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors in determining the liquidity of a security.

     Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities, if considered to be illiquid, will be priced at fair value as determined in good faith by the Board of Directors.

SHORT SALES

     The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

     No short sale will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 5% of the value of the Fund's net assets. Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, the Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

     The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

HEDGING INSTRUMENTS

     The Fund may engage in options, futures and options on futures transactions that constitute bona fide hedging or other permissible risk management transactions. The Fund may use futures transactions for several reasons, including: (i) hedging unrealized portfolio gains; (ii) minimizing adverse principal fluctuations in the Fund's debt and fixed-income securities; or (iii) as a means of adjusting exposure to various markets. The Fund will deal only in exchange-traded futures contracts and in exchange-traded or over-the-counter securities options.

     Generally, the Fund may engage in a futures contract or options transactions if the initial margin deposits and premiums paid for unexpired options do not exceed 5% of the Fund's total assets. In addition, the Fund will commit no more than 5% of its net assets to futures contracts and options or more than 5% of its net assets to cover its obligations with respect to futures contracts and options.

     FUTURES CONTRACTS. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before the delivery date if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its future position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a Futures Commission Merchant ("FCM"), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may purchase options on futures contracts as well as options on securities and stock indices. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.


     STOCK INDEX OPTIONS. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor's 100. Indices also may be based on an industry or market segment, such the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the NYSE Amex (formerly known as the American Stock Exchange), the Pacific Stock Exchange, and the Philadelphia Stock Exchange.


     WRITING CALL AND PUT OPTIONS. When the Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts.

     To terminate its obligations on a call which it has written, the Fund may purchase a call in a "closing purchase transaction". (As discussed above, the Fund may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

     Generally writing calls is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of a premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may only write covered puts. For a put to be covered, the Fund must maintain cash or liquid assets equal to the option price. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

     COMBINED OPTION POSITIONS. The Fund may purchase and write options (subject to the limitations discussed above) in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments. The Fund may invest in options and futures contracts based on securities which differ from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of the Fund's investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and future prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

     ASSET COVERAGE FOR FUTURES AND OPTION POSITIONS. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will maintain cash or liquid securities with its custodian in the amount prescribed. Securities so maintained cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that such maintenance of a portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SPECIAL RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES. Participation in the options or futures markets involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of futures contracts and options on futures contracts include: (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

DEPOSITORY RECEIPTS

     The Fund may invest in American Depository Receipts ("ADRs"). ADR facilities may be either "sponsored" or "unsponsored". While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may be not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications. The Fund may invest in sponsored and unsponsored ADRs.

     In addition to ADRs, the Fund may hold foreign securities in the form of American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs"), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts ("CDRs")) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets.

PORTFOLIO TURNOVER

     Generally, the Fund does not purchase securities with the intent of turning them over rapidly. However, the Adviser will continuously monitor the Fund's investments and adjust the portfolio whenever the Adviser believes it is in the best interest of the Fund to do so. Fund turnover may increase as a result of large amounts of purchases and redemptions of shares of the Fund due to economic, market or other factors that are not within the control of the Fund's management.

     Portfolio turnover measures the amount of trading that occurs in the Fund's portfolio during the year. A 100% turnover rate, for example, means that on average, every security in the portfolio has been replaced once during the year. Mutual funds with higher turnover rates often have higher transaction costs (e.g., brokerage commissions and portfolio trading costs), which are paid by the funds, and may generate short-term capital gains. Distributions to shareholders of realized gains, to the extent they consist of net short-term capital gains, will be considered ordinary income for tax purposes. The turnover rate for the Fund may vary from year to year. However, the Adviser expects that under normal market conditions, the annual portfolio turnover rate for the Fund will not exceed 100%.

BORROWING

     The Fund may borrow money, but only from banks and only for temporary or emergency purposes. The Fund may borrow up to 10% of its net assets. However, it must repay any amount borrowed before buying additional securities. If the securities held by the Fund decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares may also lose value.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities with the understanding that it will buy them back within a particular time at a specified price.

     Reverse repurchase agreements involve certain risks, including the chance that the market value of the securities sold may decline below the price of the securities the Fund is obligated to repurchase. They are also subject to the risk that the securities may not be returned to the Fund.

     To manage risk, the Fund will maintain with its custodian cash or liquid securities having a value at least equal to the repurchase price of the securities sold, less the value of the collateral securing the reverse repurchase agreement.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     To ensure the availability of suitable securities for its portfolio, the Fund may buy when-issued or delayed-delivery securities. The Fund intends to purchase the securities with the expectation of acquiring the underlying securities when delivered. However, the Fund may sell when-issued securities before the settlement date when the Adviser believes it is in the best interests of the Fund to do so. Unless the Fund has entered into an offsetting agreement to sell the securities, it must maintain with the Fund's custodian cash or liquid assets equal to the amount of the Fund's commitment.

     When-issued and delayed-delivery securities represent securities that have been authorized but not yet issued. The price of when-issued and delayed-delivery securities is fixed at the time a commitment to purchase is made, but delivery and payment take place at a later date. As a result, they are subject to certain risks, including the chance that these securities may fall in value by the time they are actually issued or delivered. New issues of stocks and bonds, stocks that have split and Treasury securities are examples of securities that are traded on a when-issued or delayed-delivery basis.

GOVERNMENT OBLIGATIONS

     The Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

     Obligations of certain agencies and instrumentalities, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

WARRANTS

     The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price for a specified period of time. Like options, warrants involve certain risks, including the chance that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. Warrants also involve the risk that the effective price paid for the warrant when added to the subscription price of the related security may be greater than the value of the subscribed security's market price. To manage risk, no more than 5% of the Fund's net assets, valued at the time of investment, will be invested in warrants.

CLASSIFICATION OF FOREIGN MARKETS

     Foreign markets are often classified as mature or emerging. The countries in which the Fund may invest are classified below. The Fund also may invest in additional countries when such investments are consistent with the Fund's objective and policies.

             Mature: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States.

             Emerging:         Argentina, Brazil, Chile, China, Czech
                               Republic, Ecuador, Greece, Hungary, India,
                               Indonesia, Jamaica, Kenya, Israel, Jordan,
                               Malaysia, Mexico, Morocco, Nigeria,
                               Pakistan, People's Republic of China, Peru,
                               Philippines, Poland, South Africa, South
                               Korea, Sri Lanka, Taiwan, Thailand, Turkey,
                               Uruguay, Venezuela and Vietnam.

FOREIGN CURRENCY TRANSACTIONS

                  To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Fund may engage in foreign currency transactions on a spot
(cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date ("forward foreign currency" contracts or "forward" contracts).

                  A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

                  When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

     When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, the Adviser considers the long-term prospects for a particular currency and incorporates the prospects into its overall long-term diversification strategies. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

     At the maturity of a forward contract, the Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

     If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (I.E., if the price of such securities declines due to an issuer's deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the Fund's securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, the Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund's securities exceed the amount of foreign currency the Fund is obligated to deliver. The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the respective Fund's investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect a particular Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. The Fund will not receive any compensation for providing this information. The Fund's Chief Compliance Officer will report annually to the Board of Directors with respect to compliance with the Fund's portfolio holdings disclosure procedures.

     The officers of the Fund receive reports on a regular basis as to any purchases and redemptions of shares of the Fund and review these reports to determine if there is any unusual trading in shares of the Fund. The officers of the Fund will report to the Board of Directors any such unusual trading in shares of the Fund.

     There may be instances where the interests of the shareholders of the Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Fund. In such situations, the Board of Directors will be afforded the opportunity to determine whether or not to allow such disclosure.

     FUND SERVICE PROVIDERS

     The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund's portfolio holdings. As a result, such third party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient by reason of the federal securities laws (1) is prohibited as an "insider" from trading on the information and (2) has a duty of confidence to the Fund because the recipient has a history and practice of sharing confidences such that the recipient of the information knows or reasonably should know that the Fund expects that the recipient will maintain its confidentiality. These third party service providers are the Adviser and the Fund's administrator, independent registered public accountants and custodian.

     RATING AND RANKING ORGANIZATIONS

     The Fund's Board of Directors has determined that the Fund may provide its portfolio holdings to the rating and ranking organizations listed below on either a monthly or quarterly basis (as determined by the officers in their discretion).

                 Morningstar, Inc.
                 Lipper, Inc.
                 Standard & Poor's Ratings Group
                 Bloomberg L.P.

     The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the shareholders of the Fund to provide them with non-public portfolio holdings information. Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for shares of the Fund or to trade against the Fund to the detriment of other shareholders of the Fund. However, the Fund will not provide this information until such information is at least 15 calendar days old, after which time the disclosure of such non-public portfolio holdings should not be problematic. Also, as noted above, the officers of the Fund receive and review reports on a regular basis as to any purchases and redemptions of shares of the Fund to determine if there is any unusual trading in shares of the Fund. The Fund will not pay these organizations.

     WEBSITE DISCLOSURE

     The Fund publishes its top ten positions at the end of each month on its website (www.optiquefunds.com). This information is updated approximately 5 to 10 business days following the end of each month. It is available to anyone that visits the website.

                    DIRECTORS AND OFFICERS OF THE CORPORATION

MANAGEMENT INFORMATION

     As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. Certain important information regarding each of the officers and directors of the Corporation (including their principal occupations for at least the last five years) is set forth below. The Fund is the only fund in a "Fund Complex" as defined in the Act.


                                            TERM OF OFFICE AND                              NUMBER OF PORTFOLIOS         OTHER
                             POSITION(S)      LENGTH OF TIME     PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        DIRECTORSHIPS
NAME, ADDRESS, AND AGE     HELD WITH FUND         SERVED           DURING PAST 5 YEARS      OVERSEEN BY DIRECTOR   HELD BY DIRECTOR
----------------------     --------------   ------------------   -----------------------    --------------------   ----------------

"DISINTERESTED PERSONS" OF THE FUND

JoAnne Brandes             Director         Indefinite, until    Retired.  Ms. Brandes had             1             None
Age:  57                                    successor elected    been Executive
Address:                                                         Vice-President, CAO,
9130 Kensington Way                         12 years             General Counsel and
Franklin, WI 53132                                               Secretary of
                                                                 JohnsonDiversey, Inc.
                                                                 since 2002.

F. Gregory Campbell        Director         Indefinite, until    Dr. Campbell has been                 1             Thrivent Mutual
Age:  70                                    successor elected    President of Carthage                               Funds
Address:                                                         College since 1987.
c/o Carthage College                        12 years
2001 Alford Drive
Kenosha, WI  53140

George A. Nelson           Director         Indefinite, until    Mr. Nelson has been Vice              1             None
Age:  71                                    successor elected    President of
Address:                                                         Administration and Finance
7025 Raymond Road                           12 years             of Evening Telegram, Inc.
Madison, WI  53719                                               since 1982.


"INTERESTED PERSONS" (AS DEFINED IN THE ACT) OF THE FUND:

Wendell Perkins*           Director,        Indefinite, until    Mr. Perkins is a Director              1             None
Age:  46                   President and    successor elected    and Managing Partner and
Address:                   Secretary                             Chief Investment Officer
222 East Erie Street,                       12 years             of the Adviser.
Suite 500, Milwaukee,                                            Previously, he had been
Wisconsin 53202                                                  Senior Vice President of
                                                                 Johnson Asset Management,
                                                                 Inc. since 1994.

Edward Maraccini           Chief            One year term        Mr. Maraccini is a Senior             N/A            N/A
Age:  41                   Compliance                            Portfolio Manager and
Address:                   Officer          Newly Appointed      Chief Compliance Officer
222 East Erie Street,                                            of the Adviser and has
Suite 500, Milwaukee,                                            been a portfolio manager
Wisconsin 53202                                                  for the Adviser or its
                                                                 predecessor since December
                                                                 2001.

Michael Lawson             Chief            One year term        Director of the Fund                  N/A            N/A
Age:  49                   Financial                             Accounting Department
Address:                   Officer          Since December 2008  (since July 2005) of the
One Freedom Valley Drive,                                        Fund's administrator; and
Oaks, Pennsylvania 19456                                         Manager in the
                                                                 administrator's Fund
                                                                 Accounting Department
                                                                 (November 1998-July
                                                                 2005).


* Mr. Perkins is an interested director because he is an employee of the Adviser.


     The Corporation's Board of Directors has created an audit committee whose members consist of Ms. Brandes and Messrs. Campbell and Nelson. The primary functions of the audit committee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audits, to review the Fund's internal controls and to review certain other matters relating to the Fund's auditors and financial records. The Corporation's Board of Directors has no other committees. The audit committee met twice during the fiscal year ended October 31, 2009. The Corporation's standard method of compensating directors is to pay each director who is not an officer of the Corporation an annual fee of $7,500, a fee of $2,500 for each meeting of the Board of Directors attended, and a fee of $500 for each meeting of the audit committee attended. Additionally, the Corporation pays the chairman of the audit committee an annual fee of $2,500.

     The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation during the fiscal year ended October 31, 2009:


                                                     COMPENSATION TABLE

                                                                                                      TOTAL
                                                        PENSION OR                                 COMPENSATION
                                   AGGREGATE        RETIREMENT BENEFITS    ESTIMATED ANNUAL      FROM CORPORATION
          NAME OF                COMPENSATION       ACCRUED AS PART OF       BENEFITS UPON      AND FUND COMPLEX*
           PERSON              FROM CORPORATION        FUND EXPENSES          RETIREMENT        PAID TO DIRECTORS
          -------              ----------------     -------------------    ----------------     -----------------

DISINTERESTED PERSONS OF THE FUND

JoAnne Brandes                      $15,375                 $0                    $0                 $15,375

Richard Bibler**                    $15,375                  0                     0                 $15,375

F. Gregory Campbell                 $15,375                  0                     0                 $15,375

Gerald Konz**                       $10,500                  0                     0                 $10,500

George Nelson                       $12,000                  0                     0                 $12,000

INTERESTED PERSON OF THE FUND

Wendell Perkins                        0                     0                     0                    0

----------------
 * The Fund is the only fund in the Fund Complex.


** Both Messrs. Bibler and Konz resigned as Directors effective December 16,
   2009.


CODE OF ETHICS

     The Corporation and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

PROXY VOTING POLICY

     The Fund votes proxies in accordance with the proxy voting policy of the Adviser. The Adviser has retained Institutional Shareholder Services, Inc., an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by the Fund. The Adviser generally votes proxies in accordance with the recommendations of Institutional Shareholder Services, Inc., and in the event a vote presents a conflict of interest between the interests of the Fund and the Adviser, the Adviser will defer to the recommendations of Institutional Shareholder Services, Inc. or other independent proxy voting firm retained by the Adviser for that purpose.

     Information on how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available at the Fund's website at www.optiquefunds.com or the website of the Securities and Exchange Commission at www.sec.gov.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     As of January 31, 2010, the officers and directors of the Corporation owned less than 1% of the outstanding securities of the Fund. Set forth below are the names and addresses of all holders of the Fund's shares who as of January 31, 2010 owned of record or to the knowledge of the Fund, beneficially owned more than 5% of the Fund's then outstanding shares:


    NAME AND ADDRESS                                      NO. OF SHARES        PERCENT OF CLASS
   -----------------                                      -------------        ----------------
    Charles Schwab & Co., Inc.                             268,897.887              43.88%
    Special Custody Account For Customers
    Attn Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104

    National Financial Services Corp.                      126,427.866              20.63%
    For The Exclusive Benefit Of Customers
    Mutual Fund Dept
    200 Liberty Street 5th Floor
    1 World Financial Ctr
    New York, NY 10281-1003

    Ameritrade Inc. For The                                96,171.178               15.69%
    Exclusive Benefit Of Our Customers
    Po Box 2226
    Omaha, NE 68103-2226


     The following table sets forth the dollar range of shares of the Fund beneficially owned by each current director of the Corporation as of December 31, 2009:


     NAME OF DIRECTOR                                  DOLLAR RANGE OF SHARES*
     ----------------                                  -----------------------

    DISINTERESTED PERSONS

    JoAnne Brandes                                           $1-$10,000

    F. Gregory Campbell                                         None

    George Nelson                                               None

    INTERESTED PERSONS

    Wendell Perkins                                        Over $100,000


-----------------

* The Fund is the only fund in the "Family of Investment Companies" as defined in the Act.

                     INVESTMENT ADVISER, PORTFOLIO MANAGERS,
                   ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

INVESTMENT ADVISER


     The investment advisor to the Fund is Optique Capital Management, Inc. Prior to December 3, 2007, the investment advisor to the Fund was Johnson Asset Management, Inc. Optique Capital Management is the successor to Johnson Asset Management. Pursuant to the investment advisory agreement entered into between the Corporation and the Adviser with respect to the Fund (the "Advisory Agreement"), the Adviser manages the investment and reinvestment of assets of the Fund; provides the Fund with personnel, facilities and management services; and supervises the Fund's daily business affairs. The Adviser formulates and implements a continuous investment program for the Fund consistent with the Fund's investment objective, policies and restrictions. The Adviser provides office space as well as executive and other personnel to the Fund. For its services to the Fund, the Adviser receives a monthly fee (before fee waivers as explained below) based on the average daily net assets of the Fund at the annual rate of 0.90%. The Adviser's executive officers include Wendell Perkins, Managing Partner and Chief Investment Officer, Edward Maraccini, Senior Portfolio Manager and Chief Compliance Officer, and Margaret McKay, Senior Portfolio Manager.


     Pursuant to the Advisory Agreement, the Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 1.85% of the average daily net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year. Other expenses borne by the Fund include: legal, auditing and accounting expenses; insurance premiums; governmental fees; expenses of issuing and redeeming shares; organizational expenses; expenses of registering or qualifying shares for sale; postage and printing for reports and notices to shareholders; fees and disbursements of the Fund's custodian and transfer agent; fees and disbursements pursuant to the Service and Distribution Plan for the Fund; and membership fees of industry associations.

     The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit.

     For services by the Adviser under the Advisory Agreement for the fiscal year ended October 31, 2009, the Fund incurred advisory fees payable to the Adviser of $201,199. For services by the Adviser under the Advisory Agreement for the fiscal year ended October 31, 2008, the Fund incurred advisory fees payable to the Adviser of $586,437.

     For services by Johnson Asset Management under the Advisory Agreement for the fiscal year ended October 31, 2007, the Fund incurred advisory fees payable to Johnson Asset Management of $957,407.

     The Advisory Agreement , will continue in effect for two years from the date of its execution and thereafter will remain in effect indefinitely as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the Fund's shareholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

     The Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

PORTFOLIO MANAGERS

     The sole investment adviser to the Fund is Optique Capital Management. The portfolio managers to the Fund may have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of October 31, 2009.


                                       NUMBER OF OTHER ACCOUNTS MANAGED AND TOTAL     NUMBER OF ACCOUNTS AND TOTAL ASSETS FOR WHICH
                                                 ASSETS BY ACCOUNT TYPE                        ADVISORY FEE IS PERFORMANCE-BASED
                                     -------------------------------------------      ---------------------------------------------
                                     REGISTERED      OTHER POOLED                      REGISTERED      OTHER POOLED
                                     INVESTMENT      INVESTMENT                        INVESTMENT      INVESTMENT           OTHER
NAME OF PORTFOLIO MANAGERS            COMPANIES       VEHICLES        OTHER ACCOUNTS    COMPANIES        VECHICLES         ACCOUNTS
--------------------------           ----------       -----------     --------------   ----------      ------------        ---------
Wendell L. Perkins                       None            None             1,260*           None             None            None
                                          $0              $0          $0.6 billion*         $0               $0              $0

Margaret McKay                           None            None             1,260*           None             None            None
                                          $0              $0          $0.6 billion*         $0               $0              $0

Edward T. Maraccini                      None            None             1,260*           None             None            None
                                           $0              $0          $0.6 billion*        $0               $0              $0

--------------
*These accounts are team managed.

     The portfolio managers of the Adviser are often responsible for managing other accounts. The Adviser typically assign accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates, as the case may be, in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between the Fund and another account, and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

     The portfolio managers are compensated in various forms. The table below outlines the forms of compensation paid to each portfolio manager as of October 31, 2009. The portfolio managers' compensation is not based on Fund performance or on the value of assets held in the Fund's portfolio.


                                                                                        METHOD USED TO DETERMINE COMPENSATION
                                                                                        (INCLUDING ANY DIFFERENCES IN METHOD
NAME OF PORTFOLIO MANAGERS       FORM OF COMPENSATION     SOURCE OF COMPENSATION                 BETWEEN ACCOUNT TYPES)
--------------------------       --------------------     ----------------------     -------------------------------------------
Wendell L. Perkins                   Salary/Bonus             Optique Capital       Mr. Perkins receives a fixed salary that
                                                                Management          is set by reference to industry standards.
                                                                                    He also receives an annual subjective
                                                                                    bonus based on the achievement of
                                                                                    corporate, investment and individual
                                                                                    goals for the prior year.

Margaret McKay                       Salary/Bonus             Optique Capital       Ms. McKay receives a fixed salary that is set
                                                                Management          by reference to industry standards.  She also
                                                                                    receives an annual subjective bonus based
                                                                                    on the achievement of corporate, investment
                                                                                    and individual goals for the prior year.

Edward T. Maraccini                  Salary/Bonus             Optique Capital       Mr. Maraccini receives a fixed salary that is
                                                                Management          set by reference to industry standards.  He
                                                                                    also receives an annual subjective bonus
                                                                                    based on the achievement of corporate,
                                                                                    investment and individual goals for the
                                                                                    prior year.


     The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each of the portfolio managers as of October 31, 2009:



     NAME OF PORTFOLIO MANAGERS            DOLLAR RANGE OF EQUITY SECURITIES
     --------------------------            ---------------------------------
     Wendell L. Perkins                             $100,001-$500,000
     Margaret McKay                                    $1-$10,000
     Edward T. Maraccini                            $50,001-$100,000

ADMINISTRATOR


     The administrator to the Fund is SEI Investments Global Funds Services, One Freedom Valley Dr., Oaks, Pennsylvania 19456 ("SIGFS"). SIGFS provides various administrative and fund accounting services to the Fund, including calculating the Fund's net asset value, pursuant to an Administration Agreement (the "SIGFS Administration Agreement") with the Corporation on behalf of the Fund. For its services under the SIGFS Administration Agreement, SIGFS receives from the Fund a fee, computed daily and paid monthly, based on the Fund's aggregate net assets, according to the following schedule, but subject to a minimum fee of $135,000:


          PRIOR TO NOVEMBER 1, 2007                                AS OF NOVEMBER 1, 2007
          -------------------------                               -----------------------
ANNUAL RATE              AGGREGATE NET ASSETS             ANNUAL RATE             AGGREGATE NET ASSETS
-----------              --------------------             -----------             --------------------
   0.14%                  First $250,000,000                 0.135%                First $250,000,000
   0.10%                   Next $250,000,000                 0.10%                 Next $250,000,000
   0.08%                   Over $500,000,000                 0.08%                 Over $500,000,000


     During the fiscal year ended October 31, 2009, the Fund incurred fees payable to SIGFS pursuant to the SIGFS Administration Agreement of $119,230. During the fiscal year ended October 31, 2008, the Fund incurred fees payable to SIGFS pursuant to the SIGFS Administration Agreement of $95,942. During the fiscal year ended October 31, 2007, the Fund incurred fees payable to SIGFS pursuant to the SIGFS Administration Agreement of $136,700.


CUSTODIAN

     State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Corporation's assets pursuant to a Custody Agreement. Under the Custody Agreement, State Street Bank and Trust Company has agreed to (i) maintain separate accounts in the name of the Fund,
(ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties; and (v) make periodic reports to the Fund concerning the Fund's operations. State Street Bank and Trust Company does not exercise any supervisory function over the purchase and sale of securities.

TRANSFER AGENT

     Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 ("Citigroup"), serves as transfer agent and dividend paying agent for the Fund under a Transfer Agency and Services Agreement between it and the Corporation. As transfer agent and dividend paying agent, Citigroup has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties; (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the Fund will be determined as of the close of regular trading (3:00 P.M. Central Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The Fund's net asset value is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

     Common stocks and securities sold short that are listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Common stocks and securities sold short that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities price information on listed securities is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted equity securities for which market quotations are readily available will be valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the current bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be changed if the market makes a limit move in which event the futures contract will be valued at its fair market value as determined by the Adviser in accordance with procedures approved by the Board of Directors. Debt securities are valued at the latest bid prices furnished by independent pricing services. Pricing services may determine valuations based upon normal, institutional-size trading units of such securities using market transactions for comparable securities and various relationships between securities generally recognized by institutional traders.

     Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Board of Directors pursuant to procedures established by and under the supervision of the Board of Directors. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share.

     The Fund prices foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, they may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Fund does not have either of these alternatives available to them or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Directors in good faith will establish a conversion rate for such currency.

     Generally, U.S. government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the Fund uses the market value of such securities as of the time its trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. It is currently the policy of the Fund that events affecting the valuation of Fund securities between such times and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

     Foreign securities trading may not take place on all days when the New York Stock Exchange is open, or may take place on Saturdays and other days when New York Stock Exchange is not open and the Fund's net asset value is not calculated. When determining net asset value, the Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 3:00 P.M. Central Time. It is currently the policy of the Fund that events affecting the valuation of Fund securities occurring between the time its net asset value is determined and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

     The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                             DISTRIBUTION OF SHARES

     The Corporation has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the Act (the "Plan") to use a portion of the Fund's assets to cover the costs of certain activities relating to the distribution of its shares to investors. The Corporation adopted the Plan in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the expense ratio of the Fund and providing the Adviser with greater flexibility in management. The Plan may be terminated with respect to the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. JoAnne Brandes, F. Gregory Campbell and George Nelson are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.

     While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a Distributor, if any, or officers of the Corporation. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.

     SEI Investments Distribution Co. (the "Distributor"), an affiliate of SIGFS, acts as principal underwriter of shares of the Fund. The Distributor distributes the shares on a "best efforts" basis (the Fund's shares are offered on a continuous basis). The Plan permits the Fund to reimburse its distributor for expenses incurred in distributing the Fund's shares to investors, which include expenses relating to: sales representative compensation; advertising preparation and distribution of sales literature and prospectuses to prospective investors; implementing and operating the Plan; and performing other promotional or administrative activities on behalf of the Fund. Pursuant to the Plan, the Fund may reimburse its distributor for overhead expenses incurred in distributing the Fund's shares. The Fund may not reimburse its distributor for expenses of past fiscal years or in contemplation of expenses for future fiscal years.

     The Distributor may enter into agreements from time to time with broker-dealers ("Selected Dealers") providing for certain support and/or distribution services to their customers who are the beneficial owners of shares of the Fund. Under these agreements, shareowner support services may include assisting investors in processing purchase and redemption requests; processing dividend and distribution payments from the Fund; providing information periodically to customers showing their positions in shares of the Fund; and providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting. Such entities may also provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of shares. Under these agreements, the Distributor may pay fees at annual rates of up to 0.25% of the average daily net asset value of the shares covered by the agreement.


     During the fiscal year ended October 31, 2009, the Fund incurred distribution fees under the Plan of $51,835 (any difference between amounts incurred and amounts actually paid out is reimbursed to the Fund). These fees were allocated to the following activities:

    Advertising                                    $15,174
    Printing of Prospectuses                       $141
    Compensation to Selected Dealers               $35,758
    Fulfillment                                    $762

                                 REDEMPTION FEE

     Frequent purchases and redemptions of the Fund's shares by a shareholder may harm other shareholders of the Fund by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Since the Fund invests a significant amount of its assets in foreign securities, it is subject to the risk that investors may attempt to engage in "time-zone arbitrage," by taking advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders.

     The Board of Directors has adopted the market timing policies and procedures below to discourage frequent purchases and redemptions of the Fund's shares. Additionally, the Fund's use of "fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what is believed to be their fair value, may help deter time-zone arbitrage.

     1. The Fund reserves the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of the Fund's shares based on any unusual trading activity by such investor and/or such investor's trading history.

     2. The Fund imposes a 2% redemption fee on redemptions that occur less than 30 days after purchase. Any proceeds of the fee will be credited to the assets of the appropriate Fund.


     The redemption fee will not apply to (1) shares purchased through reinvested distributions (dividends and capital gains), (2) shares held in retirement plans (other than IRAs), or (3) shares redeemed through designated systematic withdrawal plans, but otherwise applies to all investors in the Fund, including those that invest through omnibus accounts at intermediaries such as broker-dealers.

     In calculating whether a sale of Fund shares is subject to a redemption fee, a shareholder's holdings will be viewed on a "first in/first out" basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale.


     The Fund relies on intermediaries to determine when a redemption occurs less than 30 days after purchase. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan. Although the Fund has taken steps to discourage frequent purchases and redemptions of their shares, they cannot guarantee that such trading will not occur.

                        ALLOCATION OF PORTFOLIO BROKERAGE

     Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. Many of these transactions involve payment of a brokerage commission by the Fund. In some cases transactions are with firms who act as principal for their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities and the broker's financial strength and stability). The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (I.E., "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

     In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.


     Brokerage commissions paid by the Fund for the fiscal years ended October 31, 2009, 2008 and 2007 totaled $94,470 on total transactions of $53,010,237,
$128,140 on total transactions of $65,547,303 and $116,638 on total transactions of $52,828,937, respectively. Substantially all of the commissions paid by the Fund were paid on transactions which were directed to brokers providing research services.


     The Adviser may have other clients for which it is making investment and order placement decisions similar to the Fund. When making simultaneous purchases or sales for the Fund and another client, if any, the Adviser's decisions could have a detrimental effect on the price or volume of the securities purchased or sold for the Fund. In other cases, simultaneous purchases or sales of securities for the Fund and other clients could provide the Fund with the ability to participate in volume transactions that may cost less per share or unit traded than smaller transactions.

                                      TAXES

GENERAL

     The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Fund.

     If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in the Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

     Dividends from the Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net capital gain are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from the Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distribution of net investment company income taxable made by the Fund.

     Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.


     Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder's holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

RULE 17A-7 TRANSACTIONS

     The Fund has adopted procedures pursuant to Rule 17a-7 under the Act pursuant to which the Fund may effect a purchase and sale transaction with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities which are permitted investments for the Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with Rule 17a-7. Certain of the transactions may be tax-free with the result that the Fund acquires unrealized appreciation. Most Rule 17a-7 transactions will not be tax-free.

FOREIGN TAXES

     The Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the return on the Fund's investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consist of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that the Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income.

     If the pass through election described above is made, the source of the Fund's income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Fund.

     Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) such shareholder's portion of the foreign taxes paid; and (ii) the portion of the Fund's dividends and distributions that represent income derived from foreign sources.

                              SHAREHOLDER MEETINGS

     The Maryland Business Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted upon by the shareholders under the Act.

     The Corporation's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

     The Corporation's Articles of Incorporation permit the Board of Directors to issue 1,000,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to designate or redesignate any unissued shares with respect to such series. Each series is a separate fund. Shareholders are entitled: (1) to one vote per full share; (2) to such distributions as may be declared by the Corporation's Board of Directors out of funds legally available; and (3) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of the Corporation voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and nonassessable. Fractional shares entitle the holder to the same rights as whole shares.

     As a general matter, shares are voted in the aggregate and not by class, except where class voting would be required by Maryland law or the Act (E.G., a change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of the Fund, together with all income, earnings, profits and proceeds thereof, belong to the Fund and are charged with the liabilities directly attributable to the Fund. The net asset value of a share of the Fund is based on the assets belonging to the Fund less the liabilities charged to the Fund, and dividends may be paid on shares of the Fund only out of lawfully available assets belonging to the Fund. In the event of liquidation or dissolution of the Fund, the holders of the Fund would be entitled, out of the assets of the Fund available for distribution, to the assets belonging to the Fund.

                        DESCRIPTION OF SECURITIES RATINGS

     Set forth below is a description of ratings used by two major nationally recognized statistical ratings organizations ("NRSROs") Standard & Poor's Corporation ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's"). NRSROs base their ratings on current information furnished by the issuer or obtained from other sources they consider reliable. NRSROs may change, suspend or withdraw their ratings due to changes in, unavailability of, such information or for other reasons.

COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The two highest categories are as follows:

     "A-1" This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     "A-2" Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

     Moody's employs the following two designations, both judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     "Prime-1" Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o  Leading market positions in well-established industries.

     o  High rates of return on funds employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

CORPORATE LONG-TERM DEBT RATINGS

Standard & Poor's Debt Ratings

     A Standard & Poor's corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation; and

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

Investment Grade

     "AAA" This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     "AA" A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

     "A" An issued rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     "BBB" An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

Speculative Grade

     Debt rated "BB," "B," "CCC," "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristic, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     "BB" - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-"rating.

     "B" - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-"rating.

     "CCC" - Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest an repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     "CC" - Debt rated "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     "C" - Debt rated "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     "CI" - The rating "CI" is reserved for income bonds on which no interest is being paid.

     "D" - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS

     Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

     "Aaa" Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" Bonds which are "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     "A" Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" Bonds which are rated "Baa" are considered as medium grade obligations; (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.


                              FINANCIAL STATEMENTS

     KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103 serves as the independent registered public accounting firm for the Corporation. The financial statements of the Fund for the fiscal year ended October 31, 2009 have been audited by KPMG LLP, independent registered public accounting firm, and are included in this Statement of Additional Information in reliance upon the report of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.

     The audit report covering the October 31, 2009 financial statements contains an explanatory paragraph that states the Fund has experienced a significant decline in net assets since December 18, 2009, which raises substantial doubt about the Fund's ability to continue as a going concern. The Fund's financial statements do not include any adjustments that might result from the outcome of this uncertainty.

SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

INTERNATIONAL VALUE FUND

                               (PERFORMANCE GRAPH)

SECTOR WEIGHTINGS (UNAUDITED)+:

Industrials                  13.8%
Banks                        13.7%
Materials                    11.1%
Energy                       10.8%
Financials                    9.3%
Consumer Staples              8.0%
Health Care                   7.9%
Utilities                     6.5%
Consumer Discretionary        6.1%
Telecommunication Services    4.6%
Information Technology        4.5%
Short-Term Investments        3.7%

+    PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

  Number
 of Shares                                                            Value
----------                                                       --------------
             FOREIGN STOCK - 94.08%
             AUSTRALIA - 8.09%
    18,000   AGL Energy Ltd.                                     $      225,594
    48,000   Amcor Ltd.                                                 249,395
    16,500   Australia & New Zealand Banking Group Ltd.                 343,812
     6,300   BHP Billiton Ltd. ADR                                      413,154
    50,000   Foster's Group Ltd.                                        248,039
   200,000   Macquarie Infrastructure Group                             261,141
    12,000   National Australia Bank Ltd.                               323,671
    26,000   Santos Ltd.                                                354,755
                                                                 --------------
                                                                      2,419,561
                                                                 --------------
             AUSTRIA - 2.60%
     2,300   Mayr-Melnhof Karton AG                                     217,526
     8,300   OMV AG                                                     344,241
    13,000   Telekom Austria                                            213,866
                                                                 --------------
                                                                        775,633
                                                                 --------------
             CANADA - 5.75%
    11,300   Biovail Corp.                                              153,156
    10,700   Biovail Corp. ADR                                          144,022
     5,600   EnCana Corp.                                               311,920
    10,500   Husky Energy, Inc.                                         277,804
     5,400   Magna International, Inc., Class A                         214,105
     6,500   Royal Bank of Canada                                       330,672
     5,000   Toronto-Dominion Bank                                      286,298
                                                                 --------------
                                                                      1,717,977
                                                                 --------------
             CHINA - 0.82%
   920,000   Sinotrans Ltd., Class H                                    244,534
                                                                 --------------

  Number
 of Shares                                                            Value
----------                                                       --------------
             FINLAND - 3.23%
    17,400   Ahlstrom Oyj                                        $      239,527
    11,500   Cargotec Corp., B Shares                                   247,728
    16,000   Nokia                                                      203,730
    36,000   Stora Enso, Class R                                        274,079
                                                                 --------------
                                                                        965,064
                                                                 --------------
             FRANCE - 8.77%
     3,800   BNP Paribas                                                288,465
     5,400   Carrefour SA                                               233,207
     4,400   Cie de Saint-Gobain                                        216,215
     4,800   GDF Suez                                                   201,877
     2,700   Nexans                                                     192,055
     3,300   Sanofi-Aventis                                             242,207
     2,000   Schneider Electric                                         209,543
     3,600   Societe BIC SA                                             251,186
     4,200   Societe Generale                                           281,215
     5,000   Total SA                                                   299,774
    10,800   Total SA STRIPS *                                               32
     3,900   Vinci                                                      205,024
                                                                 --------------
                                                                      2,620,800
                                                                 --------------
             GERMANY - 8.99%
     2,200   Allianz SE                                                 253,317
     4,400   BASF AG                                                    236,957
     8,800   Celesio AG                                                 219,299
     3,900   Deutsche Bank AG                                           285,152
     3,000   Deutsche Boerse                                            243,980
    18,000   Deutsche Telekom AG                                        246,725
     5,200   E.ON                                                       200,171
     5,000   Fresenius Medical Care AG                                  243,080
     7,400   Lanxess AG                                                 233,543
     3,000   Salzgitter                                                 271,069
     2,800   Siemens AG                                                 253,948
                                                                 --------------
                                                                      2,687,241
                                                                 --------------
             HONG KONG - 6.64%
    65,000   Cheung Kong Infrastructure
             Holdings Ltd.                                              232,734
    21,700   China Mobile
             Hong Kong Ltd.                                             207,193
   389,000   China Petroleum &
             Chemical Corp., Class H                                    338,294
    34,900   CLP Holdings Ltd.                                          234,611
    54,000   Hang Lung Group Ltd.                                       275,914
    21,500   Swire Pacific Ltd., Class A                                266,314
   250,000   Techtronic Industries Co.                                  206,122
    80,000   Yue Yuen Industrial Holdings                               225,025
                                                                 --------------
                                                                      1,986,207
                                                                 --------------


                         4 OPTIQUE FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

  Number
 of Shares                                                            Value
----------                                                       --------------
             JAPAN - 18.20%
    14,500   Aderans Co. Ltd.                                    $      181,490
    26,000   Asahi Glass Co.Ltd.                                        224,039
     5,400   Canon, Inc.                                                210,583
     3,300   East Japan Railway Co.                                     211,810
    35,000   Fujitsu Ltd.                                               211,887
     7,000   Honda Motor Co. Ltd.                                       222,713
        75   Japan Tobacco, Inc.                                        212,688
    26,000   Kubota Corp.                                               206,518
     2,900   Kyocera Corp.                                              248,288
    11,000   Kyushu Electric Power Co., Inc.                            224,326
    11,500   Mitsubishi Corp.                                           251,166
    50,000   Mitsubishi UFJ Financial Group, Inc.                       273,420
    24,000   Namco Bandai Holdings, Inc.                                247,901
     5,500   Nippon Telegraph & Telephone Corp.                         227,850
    27,000   Nomura Holdings, Inc.                                      195,371
    37,000   Sompo Japan Insurance, Inc.                                223,177
     9,500   Sony Corp.                                                 292,283
    54,000   Sumitomo Chemical Co. Ltd.                                 220,128
     5,500   Takeda Pharmaceutical Co. Ltd.                             221,774
    14,800   Tanabe Seiyaku Co. Ltd.                                    190,477
     9,000   Tokyo Electric Power Co., Inc.                             221,222
    10,000   Toyo Suisan Kaisha Ltd.                                    262,373
     5,500   Toyota Motor Corp.                                         222,382
     6,000   Tsuruha Holdings, Inc.                                     235,970
                                                                 --------------
                                                                      5,439,836
                                                                 --------------
             MEXICO - 0.76%
   215,999   Cemex SAB de CV,
             Class Preference *                                         226,090
                                                                 --------------
             NETHERLANDS - 4.49%
    30,000   Aegon NV                                                   215,961
     6,200   Heineken Holding NV                                        242,462
    10,500   Koninklijke Philips
             Electronics NV, NY Shares                                  263,445
    12,000   Royal Dutch Shell PLC,
             A Shares                                                   357,826
     9,800   TNT                                                        261,426
                                                                 --------------
                                                                      1,341,120
                                                                 --------------
             NORWAY - 1.08%
    28,000   DnB NOR                                                    324,084
                                                                 --------------

  Number
 of Shares                                                            Value
----------                                                       --------------
             PAPUA NEW GUINEA - 1.06%
   115,000   Lihir Gold Ltd. *                                   $      316,939
                                                                 --------------
             SINGAPORE - 1.94%
    38,500   DBS Group Holdings Ltd.                                    359,523
    79,750   Fraser and Neave Ltd.                                      220,680
                                                                 --------------
                                                                        580,203
                                                                 --------------
             SPAIN - 3.62%
    22,000   Banco Santander Central Hispano SA                         356,896
     4,800   Fomento de Construcciones y Contratas                      196,317
    18,000   Gestevision Telecinco SA                                   187,234
    12,800   Repsol YPF SA Class A                                      343,060
                                                                 --------------
                                                                      1,083,507
                                                                 --------------
             SWEDEN - 2.53%
    46,000   Skandinaviska Enskilda Banken AB,                          289,581
    24,000   Telefonaktiebolaget LM Ericsson ADR                        249,600
    22,200   Volvo, Class B                                             216,084
                                                                 --------------
                                                                        755,265
                                                                 --------------
             SWITZERLAND - 3.23%
     5,700   Nestle SA                                                  266,121
     4,900   Novartis AG                                                254,555
    27,000   STMicroelectronics                                         218,666
     5,500   Swiss Reinsurance                                          225,638
                                                                 --------------
                                                                        964,980
                                                                 --------------
             TAIWAN - 0.83%
    14,300   Chunghwa Telecom Co. Ltd.                                  248,534
                                                                 --------------
             UNITED KINGDOM - 11.45%
     4,700   AstraZeneca PLC                                            212,429
    60,000   Barclays PLC                                               318,460
    33,000   BP PLC                                                     311,304
    15,000   Diageo PLC                                                 246,262
    13,400   GlaxoSmithKline PLC                                        276,097
    28,000   Hikma Pharmaceuticals PLC                                  217,984
    29,000   HSBC Holdings PLC                                          322,042
   155,000   Legal & General Group PLC                                  200,562
    20,600   National Grid PLC                                          205,942
    14,000   Provident Financial PLC                                    214,960
    22,800   Prudential PLC                                             209,145
     8,700   Unilever PLC                                               262,289
    26,600   United Utilities Group PLC                                 193,141
   105,000   Vodafone Group PLC                                         232,874
                                                                 --------------
                                                                      3,423,491
                                                                 --------------


                          OPTIQUE FUNDS ANNUAL REPORT 5

SCHEDULE OF INVESTMENTS OCTOBER 31, 2009

INTERNATIONAL VALUE FUND (CONCLUDED)

  Number
 of Shares                                                            Value
-----------                                                      --------------
              TOTAL FOREIGN STOCK
              (Cost $25,429,323)                                 $   28,121,066
                                                                 --------------
              FOREIGN PREFERRED STOCK - 2.55%
              BRAZIL - 2.55%
     19,000   Cia Vale do Rio Doce, Class A                             431,682
     16,500   Petroleo Brasileiro SA                                    330,161
                                                                 --------------
                                                                        761,843
                                                                 --------------
              TOTAL FOREIGN PREFERRED STOCK
              (Cost $520,844)                                           761,843
                                                                 --------------
              RIGHTS - 0.01%
              BELGIUM - 0.00%
     18,500   Fortis, Expires 07/01/14*                                      --
                                                                 --------------
              SPAIN - 0.01%
     22,000   Banco Santander SA,
              Expires 11/02/09*                                           3,895
                                                                 --------------
              TOTAL RIGHTS
              (Cost $0)                                                   3,895
                                                                 --------------
              SHORT TERM INVESTMENT - 3.73%
  1,115,132   SSGA Money
              Market Fund, 0.050%**                                   1,115,132
                                                                 --------------
              TOTAL SHORT TERM INVESTMENT
              (Cost $1,115,132)                                       1,115,132
                                                                 --------------
              TOTAL INVESTMENTS - 100.37%
              (Cost $27,065,299)                                 $   30,001,936
                                                                 ==============

PERCENTAGES ARE BASED ON NET ASSETS OF $29,891,477.

*    NON-INCOME PRODUCING SECURITY.

**   THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31, 2009.

ADR - AMERICAN DEPOSITARY RECEIPT
LTD. - LIMITED
NY - NEW YORK
PLC - PUBLIC LIMITED COMPANY
SSGA - STATE STREET GLOBAL ADVISORS
STRIPS - SEPARATELY TRADED REGISTERED INTEREST AND PRINCIPAL SECURITY

AMOUNTS DESIGNATED AS "--" ARE EITHER $0, OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                          6 OPTIQUE FUNDS ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2009

                                                                  INTERNATIONAL
                                                                    VALUE FUND
                                                                  -------------
Investments at cost                                                $27,065,299
Foreign currency at cost                                                 6,961
                                                                   ===========
ASSETS:
Investments at market value                                        $30,001,936
Foreign currency at value                                                6,961
Receivable for capital shares sold                                     140,500
Dividends and interest receivable                                       54,092
Reclaim receivable                                                      32,726
Receivable due from Investment Advisor                                   4,961
Prepaid expenses                                                        22,629
                                                                   -----------
   TOTAL ASSETS                                                     30,263,805
                                                                   -----------
LIABILITIES:
Payable for capital shares redeemed                                    267,039
Administrative fees payable                                             11,466
Transfer agent fees payable                                              9,523
Custody fees payable                                                     8,552
Distribution fees payable                                                6,954
Trustees' fees payable                                                   5,601
Other accrued expenses                                                  63,193
                                                                   -----------
   TOTAL LIABILITIES                                                   372,328
                                                                   -----------
   NET ASSETS                                                      $29,891,477
                                                                   ===========
NET ASSETS CONSIST OF:
Paid-in capital                                                    $29,799,221
Undistributed net investment income                                     55,800
Accumulated net realized loss on investments and foreign
   currency transactions                                            (2,903,607)
Net unrealized appreciation on investments                           2,936,637
Net unrealized appreciation on foreign currencies and
   translation of other assets and liabilities denominated in
   foreign currencies                                                    3,426
                                                                   -----------
NET ASSETS                                                         $29,891,477
                                                                   ===========
Total shares outstanding at end of year                              3,020,179
Net asset value, per share (net assets / shares outstanding)       $      9.90
                                                                   ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                         OPTIQUE FUNDS ANNUAL REPORT 7

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2009

                                                                  INTERNATIONAL
                                                                    VALUE FUND
                                                                  -------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes
   of $46,708)                                                     $  610,128
                                                                   ----------
   TOTAL INVESTMENT INCOME                                            610,128
                                                                   ----------
EXPENSES:
Investment advisory fees                                              201,199
Administration fees                                                   119,230
Distribution fees                                                      55,897
Directors' fees and expenses                                           16,611
Custody fees                                                           47,034
Transfer agent fees and expenses                                       41,217
Audit fees                                                             31,438
Printing fees                                                          23,435
Federal and state registration fees                                    19,813
Legal fees                                                             13,536
Miscellaneous fees (See Note 9)                                        29,167
                                                                   ----------
   TOTAL EXPENSES                                                     598,577
Less:
Waiver of investment advisory fees                                   (173,471)
Waiver of administration fees                                         (11,520)
                                                                   ----------
   TOTAL NET EXPENSES                                                 413,586
                                                                   ----------
NET INVESTMENT INCOME                                                 196,542
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS:
Net realized loss on investments                                   (2,792,942)
Net realized loss on foreign currency transactions                    (98,058)
Net change in unrealized appreciation (depreciation) on
   investments                                                      8,219,862
Net change in unrealized appreciation (depreciation) on foreign currencies and translation of other assets and liabilities
   denominated in foreign currencies                                      234
                                                                   ----------
Net gain on investments and foreign currency transactions           5,329,096
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $5,525,638
                                                                   ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                          8 OPTIQUE FUNDS ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS

                                                                         INTERNATIONAL
                                                                           VALUE FUND
                                                                  ---------------------------
                                                                   FISCAL YEAR    FISCAL YEAR
                                                                      ENDED          ENDED
                                                                   OCTOBER 31,    OCTOBER 31,
                                                                      2009           2008
                                                                  ------------   -----------
OPERATIONS:
Net investment income                                             $    196,542   $  1,364,038
Net realized gain (loss) on investments                             (2,792,942)     6,728,320
Net realized loss on foreign currency transactions                     (98,058)       (88,959)
Net change in unrealized appreciation (depreciation) on
   investments                                                       8,219,862    (40,353,214)
Net change in unrealized appreciation (depreciation) on foreign currencies and translation of other assets and liabilities
   denominated in foreign currencies                                       234         (2,148)
                                                                  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      5,525,638    (32,351,963)
                                                                  ------------   ------------
DISTRIBUTIONS FROM:
Net investment income                                               (1,658,679)    (1,622,646)
Net realized capital gains                                                  --    (14,600,358)
                                                                  ------------   ------------
TOTAL DISTRIBUTIONS                                                 (1,658,679)   (16,223,004)
                                                                  ------------   ------------
CAPITAL STOCK TRANSACTIONS(1):
Proceeds from shares sold                                           29,226,038     17,901,393
Proceeds from reinvestment of distributions                          1,405,127     11,929,082
Redemption fees(2)                                                       1,235            914
Cost of shares redeemed                                            (28,602,721)   (68,492,450)
                                                                  ------------   ------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS                      2,029,679    (38,661,061)
                                                                  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              5,896,638    (87,236,028)
                                                                  ------------   ------------
NET ASSETS:
Beginning of year                                                   23,994,839    111,230,867
                                                                  ------------   ------------
End of year                                                       $ 29,891,477   $ 23,994,839
                                                                  ============   ============
UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT
   END OF YEAR                                                    $     55,800   $  1,505,331
                                                                  ============   ============

(1)  SEE NOTE 3 IN THE NOTES TO THE FINANCIAL STATEMENTS.

(2)  SEE NOTE 6 IN THE NOTES TO THE FINANCIAL STATEMENTS.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                         OPTIQUE FUNDS ANNUAL REPORT 9

NOTES TO THE FINANCIAL STATEMENTS OCTOBER 31, 2009

1. ORGANIZATION

Optique Funds, Inc. (the "Company"), was organized on January 27, 1998 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At October 31, 2009, there is one diversified series presently authorized: Optique International Value Fund ("International Value Fund") referred to as the "Fund."

2. SIGNIFICANT ACCOUNTING POLICIES

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") LAUNCHED ACCOUNTING STANDARDS CODIFICATION - The FASB previously issued FASB ASC 105 (formerly FASB Statement No. 168), THE "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws were also sources of authoritative GAAP for SEC registrants. The Codification superseded all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification have become non-authoritative. Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP was not intended to be changed as a result of the FASB's Codification project, but it has changed the way the guidance is organized and presented. As a result, these changes have had an impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund implemented the Codification as of October 31, 2009.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America.

A . USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B . INVESTMENT VALUATION

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ, which use the official closing price) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued at net asset value per share.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Pricing Procedures established by the Fund's Board of Directors (the "Board"). The Fund's Fair Value Pricing Procedures are implemented through a Fair Value Pricing Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Pricing Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time


                         OPTIQUE FUNDS ANNUAL REPORT 11

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2009

when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Pricing Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Although the Committee members use their best judgment in estimating the fair value of these investments, there are inherent limitations in any estimation technique. Because of the inherent uncertainty of valuation, the Fund's values may differ from the values that the Fund could realize in a current transaction.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the advisor of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, the advisor may request that a Committee Meeting be called. In addition, the Fund's administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the advisor for any Fund holding the relevant securities that such limits have been exceeded. In such an event, the advisor makes the determination whether a Committee Meeting should be called based on the information provided.

In accordance with ASC 820 (formerly known as FAS 157 "Fair Value Measurements"), fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 -- quoted prices in active markets for identical investments

Level 2 -- other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value in accordance with ASC 820 during the year ended October 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended October 31, 2009, there have been no significant changes to the Fund's fair valuation methodologies.

As of October 31, 2009, all of the Fund's investments are Level 1, with the exception of Fortis rights, which are Level 3. For details of the investment classification, reference the Schedule of Investments. The value of Fortis rights at November 1, 2008 was zero and the value has remained zero throughout the year ended October 31, 2009.


                         12 OPTIQUE FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2009

C. FOREIGN CURRENCY TRANSLATIONS

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange on the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

The Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

D. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund is authorized to enter into foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. As of and during the fiscal year ended October 31, 2009, the Fund had no such contracts outstanding.

E. DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income, if any, are declared and paid annually for the International Value Fund. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

F. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

For financial reporting purposes, investment transactions are accounted for on the trade date. The Fund determined the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Corporate actions for foreign securities are recorded as soon as the information is available to the Fund.

G. EXPENSES

The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, distribution, and custodian fees.

3. CAPITAL STOCK

Transactions in shares of capital stock were as follows:

                                                         FOR THE YEAR
                                                        ENDED OCTOBER
                                                           31, 2009
                                                        -------------
Shares sold                                               3,389,456
Shares issued to holders in reinvestment of dividends       189,115
Shares redeemed                                          (3,568,562)
                                                         -----------
NET INCREASE                                                 10,009
                                                         ==========

                                                         FOR THE YEAR
                                                        ENDED OCTOBER
                                                           31, 2008
                                                        -------------
Shares sold                                                1,339,215
Shares issued to holders in reinvestment of dividends        801,127
Shares redeemed                                           (5,237,709)
                                                          ----------
NET DECREASE                                              (3,097,367)
                                                          ==========

                         OPTIQUE FUNDS ANNUAL REPORT 13

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2009

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the year ended October 31, 2009, were as follows:

Cost of Purchases     $26,714,184
Proceeds from Sales    26,448,934

5. FEDERAL TAX INFORMATION

The Fund intends to continue to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management evaluates the Fund's tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties.

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

Accordingly, at October 31, 2009, the following permanent differences, primarily attributable to PFIC reclassifications, foreign currency transactions and litigation proceeds have been reclassified to/from the following accounts:

 UNDISTRIBUTED   ACCUMULATED
NET INVESTMENT     REALIZED
    INCOME       GAIN/(LOSS)
--------------   -----------
    $12,606       $(12,606)

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

        ORDINARY      LONG TERM
         INCOME     CAPITAL GAIN      TOTAL
       ----------   ------------   -----------
2009   $1,658,679    $        --   $ 1,658,679
2008    2,342,910     13,880,094    16,223,004

As of October 31, 2009, the components of Distributable Earnings for tax purposes were as follows:

UNDISTRIBUTED      CAPITAL       UNREALIZED         TOTAL
   ORDINARY         LOSS        APPRECIATION    DISTRIBUTABLE
    INCOME      CARRYFORWARD   (DEPRECIATION)      EARNINGS
-------------   ------------   --------------   -------------
   $167,949     $(2,063,502)     $1,987,809        $92,256

                         14 OPTIQUE FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED) OCTOBER 31, 2009

For Federal income tax purposes, the Fund has capital loss carryforwards which may be carried forward and applied against future capital gains through the indicated expiration dates. At October 31, 2009 the Fund had $2,063,502 in capital loss carryforwards expiring in 2017.

For Federal income tax purposes, the cost of securities owned at October 31, 2009, and the net realized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes, primarily due to recognition of unrealized gain from passive foreign investment companies and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at October 31, 2009, was as follows:

                                                                           NET
                                                                       UNREALIZED
                             FEDERAL     APPRECIATED   DEPRECIATED    APPRECIATION
                             TAX COST     SECURITIES    SECURITIES   (DEPRECIATION)
                           -----------   -----------   -----------   --------------
International Value Fund   $28,017,553    $3,197,671   $(1,213,288)    $1,984,383

6. REDEMPTION FEES

On July 26, 2001, the Board approved the imposition of a 2.00% redemption fee applicable to all shares purchased after September 17, 2001 for the Fund and redeemed by shareholders within 30 days of their purchase date. The redemption fee is intended to limit short-term trading in the Fund. Any proceeds of the fee are credited to the assets of the Fund. For the year ended October 31, 2009, there were $1,235 of redemption fees retained by the Fund. For the year ended October 31, 2008, there were $914 of redemption fees retained by the Fund.

7. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS

Optique Capital Management, Inc. ("OCM") is the investment advisor of the Fund. OCM manages the Fund's investments and its business operations under the overall supervision of the Board. As compensation for OCM's services, the Fund pays OCM a monthly fee based on the Fund's average daily net assets at the annual rate of 0.90%.

Under the investment advisory agreement, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee, excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.85% of the average daily net assets of the Fund. OCM will reimburse the Fund for the amount of such excess.

State Street Bank and Trust acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are being paid based on the net assets of the Fund, by transaction and by out-of-pocket costs. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

8. ADMINISTRATION, SERVICE AND DISTRIBUTION PLAN

SEI Investments Global Funds Services (the "Administrator") serves as the administrator to the Fund. Effective September 1, 2009, for its services, the Administrator receives an annual fee equal to the higher of 0.135% of the first $250 million, 0.10% of the next $250 million and 0.08% of any amount above $500 million. The Fund is subject to a minimum annual administration fee of $135,000. Prior to September 1, 2009, the Optique Funds, Inc. were subject to a minimum annual administration fee of $325,000 for four Funds at the complex level. For the year ended October 31, 2009, the Administrator voluntarily waived a portion of its fee.

SEI Investments Distribution Co. (the "Distributor") serves as the distributor to the Fund. Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, the Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of the Fund at an annual rate of up to 0.25%.


                         OPTIQUE FUNDS ANNUAL REPORT 15

NOTES TO THE FINANCIAL STATEMENTS (CONCLUDED) OCTOBER 31, 2009

Citigroup Fund Services, LLC serves as the transfer agent and dividend disbursing agent to the Fund.

9. LINE OF CREDIT

The Fund entered into an agreement which enabled it to participate in a $7.5 million unsecured committed revolving line of credit with State Street Bank and Trust Company (the "Bank"). Borrowings were made solely to temporarily finance the repurchase of capital shares. Interest was charged to the Fund based on its borrowings at a rate per annum equal to the Bank's overnight federal funds rate plus 0.50%. A commitment fee of 0.11% per annum payable at the end of each calendar quarter, was accrued by the Fund based on its average daily unused portion of the line of credit. Such fees are included in Miscellaneous fees on the Statement of Operations. The Fund ceased its participation in the line of credit effective July 8, 2009. For the year ended October 31, 2009, borrowings by the Fund under the agreement were as follows:

                     Weighted
Average               Average     Maximum        Month of
 Daily    Interest   Interest     Amount         Maximum
Balance     Paid       Rate      Borrowed    Amount Borrowed
-------   --------   --------   ----------   ---------------
$52,841     $349       0.65%    $1,284,513     January 2009

10. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers of the Administrator. Such officers are paid no fees by the Fund for serving as officers of the Fund.

11. MARKET RISKS

The Fund invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. In addition, to the extent that the Fund focuses its investments in a particular region, the effects of political and economic events in that region on the value of an investment in the Fund will be magnified. Some countries in which the Fund may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments, or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

12. OTHER

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

13. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 18, 2009, the date the financial statements were issued. Based on this evaluation, no subsequent events requiring adjustments or additional disclosures to the financial statements as of October 31, 2009 have been identified.


14. EVENT SUBSEQUENT TO THE ORIGINAL DATE OF THE REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In connection with the Fund's N-1/A filing effective March 1, 2010, Management of the Fund has evaluated the need for disclosure with respect to events subsequent to December 18, 2009, the date the Fund's October 31, 2009 financial statements were issued.

The Fund has received significant redemption requests since December 18, 2009, and as a result, the net assets of the Fund were $5,880,971 as of February 26, 2010. The significant redemptions raise substantial doubt about the Fund's ability to continue as a going concern. Management remains committed to keeping the Fund open despite the recent decline in net assets and is considering several options to enable the Fund's long-term viability.



                         16 OPTIQUE FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS
OPTIQUE FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Optique Funds, Inc., comprising the Optique International Value Fund (the "Fund"), as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund comprising Optique Funds, Inc. as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.


The accompanying financial statements have been prepared assuming that the Fund will continue as a going concern. As discussed in note 14 to the financial statements, the Fund has experienced a significant decline in net assets which raises substantial doubt about the Fund's ability to continue as a going concern. Management's plans in regard to the Fund are also described in note 14. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                   (KPMG LLP)

Philadelphia, Pennsylvania
December 18, 2009, except for note 14, as to which the date is March 1, 2010



                         OPTIQUE FUNDS ANNUAL REPORT 17

                                     PART C

                                OTHER INFORMATION

Item 28. Exhibits

        (a)(1)  Registrant's Articles of Incorporation. (2)

        (a)(2)  Articles of Amendment. (4)

        (a)(3)  Articles of Amendment. (7)

        (b)     Registrant's Bylaws. (2)

        (c) See relevant portions of Registrant's Articles of Incorporation (as amended) and Bylaws (as amended).

        (d) Investment Advisory Agreement with Optique Capital Management, Inc. for Optique International Value Fund. (7)

        (e)     Distribution Agreement with SEI Investments Distribution Co. (4)

        (f)     None.

        (g) Custody Agreement with Investors Fiduciary Trust Company (now State Street Bank and Trust Company). (2)

        (h)(1) Administration Agreement with SEI Investments Mutual Funds Services (now SEI Global Funds Services). (5)

        (h)(2) Transfer Agency and Services Agreement with Forum Shareholder Services, LLC (now Citigroup Fund Services). (4)


        (i)     Opinion of Foley & Lardner LLP, counsel for Registrant.


        (j)     Consent of KPMG LLP.

        (k)     None.

        (l)     Subscription Agreement. (2)

        (m)(1)  Service and Distribution Plan. (1)

        (m)(2)  Form of Dealer Agreement. (3)

        (n)     None.

        (p)(1)  Registrant's Code of Ethics. (6)

        (p)(2)  Code of Ethics of Optique Capital Management, Inc. (7)

---------------

(1) Previously filed as an exhibit to the Registration Statement and incorporated by reference thereto. The Registration Statement was filed on January 30, 1998 and its accession number is 0000897069-98-000025.

(2) Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement and incorporated by reference thereto. Pre-Effective Amendment No. 1 was filed on March 26, 1998 and its accession number is 0000897069-98-000165.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 2 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 2 was filed on June 30, 1999 and its accession number is 0000897069-99-000369.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 4 was filed on February 26, 2001 and its accession number is 0000897069-01-000179.

(5) Previously filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 9 was filed on December 30, 2004 and its accession number is 0000897069-04-002202.

(6) Previously filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 11 was filed on February 27, 2006 and its accession number is 0000897069-06-000630.

(7) Previously filed as an exhibit to Post-Effective Amendment No. 13 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 13 was filed on February 28, 2008 and its accession number is 0000897069-08-000514.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
         -------------------------------------------------------------

         None.

Item 30. INDEMNIFICATION

     Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted a bylaw respecting indemnification of its corporate representatives. The general effect of this bylaw may be to reduce the circumstances under which a director or officer may be required to bear the economic burden of their liabilities and expenses. The following bylaw is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

SECTION 7.        INDEMNIFICATION.

     A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

     B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

     C. The termination of any action, suit or proceeding by judgment, order, or settlement does not create a presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations involved in the conduct of his or her office. The termination of any action, suit or proceeding by conviction, or upon a plea of nolo contendere or its equivalent, or any entry of an order of probation prior to judgment, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

     E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

     F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

     G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

     Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32. PRINCIPAL UNDERWRITERS

     (a) To the best of Registrant's knowledge, SEI Investments Distribution Co., the Registrant's principal underwriter, currently is principal underwriter of the shares of:


         SEI Daily Income Trust                                       July 15, 1982

         SEI Liquid Asset Trust                                       November 29, 1982

         SEI Tax Exempt Trust                                         December 3, 1982

         SEI Institutional Managed Trust                              January 22, 1987

         SEI Institutional International Trust                        August 30, 1988

         The Advisors' Inner Circle Fund                              November 14, 1991

         The Advisors' Inner Circle Fund II                           January 28, 1993

         Bishop Street Funds                                          January 27, 1995

         SEI Asset Allocation Trust                                   April 1, 1996

         SEI Institutional Investments Trust                          June 14, 1996

         Oak Associates Funds                                         February 27, 1998

         CNI Charter Funds                                            April 1, 1999

         iShares Inc.                                                 January 28, 2000

         iShares Trust                                                April 25, 2000

         Optique Funds, Inc.                                          November 1, 2000

         Causeway Capital Management Trust                            September 20, 2001

         BlackRock Funds III                                          March 31, 2003

         SEI Opportunity Fund, LP                                     October 1, 2003

         The Arbitrage Funds                                          May 17, 2005

         The Turner Funds                                             January 1, 2006

         ProShares Trust                                              November 14, 2005

         Community Reinvestment Act Qualified Investment Fund         January 8, 2007

         SEI Alpha Strategy Portfolios, LP                            June 29, 2007

         TD Asset Management USA Funds                                July 25, 2007

         SEI Structured Credit Fund, LP                               July 31, 2007

         Wilshire Mutual Funds, Inc.                                  July 12, 2008

         Wilshire Variable Insurance Trust                            July 12, 2008

         Forward Funds                                                August 14, 2008

         Global X Funds                                               October 24, 2008

         FaithShares Trust                                            August 7, 2009

         Schwab Strategic Trust                                       October 12, 2009


         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services and automated execution, clearing and settlement of securities transactions.

         (b) To the best of Registrant's knowledge, the directors and officers of SEI Investments Distribution Co., none of whom are officers of Registrant and all of whom have a principal business address of One Freedom Valley Drive, Oaks, Pennsylvania 19456, are as follows:

                                          POSITION AND OFFICE
                 NAME                       WITH UNDERWRITER
                 ----                     -------------------

           William M. Doran            Director

           Edward D. Loughlin          Director

           Wayne M. Withrow            Director

           Kevin Barr                  President & Chief Executive Officer



                                      S-5


           Maxine Chou                 Chief Financial Officer, Chief Operations Officer & Treasurer

           Karen LaTourette            Chief Compliance Officer, Anti-Money Laundering Officer & Assistant
                                       Secretary

           John C. Munch               General Counsel & Secretary

           Mark J. Held                Senior Vice President

           Lori L. White               Vice President & Assistant Secretary

           John Coary                  Vice President & Assistant Secretary

           John Cronin                 Vice President

           Robert Silvestri            Vice President

        (c) During the Funds' most recent fiscal year, SEI Investments Distribution Co. did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation.

Item 33. LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant, at Registrant's corporate offices, except (1) records held and maintained by State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, relating to its functions as custodian, (2) records held and maintained by SEI Investments Global Funds Services, One Freedom Valley Dr., Oaks, Pennsylvania 19456 relating to its functions as administrator and fund accountant, (3) records held and maintained by Citigroup Fund Services, LLC, 3435 Stelzer Road, Columbus, Ohio 43219 relating to its functions as transfer agent, and (4) records held and maintained by SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, relating to its role as distributor.

Item 34. MANAGEMENT SERVICES

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35. UNDERTAKINGS

     Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on the 25th day of February, 2010.


                                     OPTIQUE FUNDS, INC.
                                            (Registrant)


                                      By: /s/ Wendell L. Perkins
                                          --------------------------------------
                                          Wendell L. Perkins, President


     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


NAME                                                          TITLE                               DATE
----                                                          -----                               ----


/s/ Wendell L. Perkins                             President (Principal Executive            February 25, 2010
--------------------------------------------       Officer) and Director
Wendell L. Perkins


/s/ Michael Lawson                                 Treasurer (Principal Financial and        February 25, 2010
--------------------------------------------       Accounting Officer)
Michael Lawson

/s/ JoAnne Brandes                                 Director
--------------------------------------------
JoAnne Brandes                                                                               February 25, 2010


/s/ George Nelson                                  Director
--------------------------------------------
George Nelson                                                                                February 25, 2010


/s/ F. Gregory Campbell                            Director
--------------------------------------------
F. Gregory Campbell                                                                          February 25, 2010

                                  EXHIBIT INDEX

EXHIBIT NO.                           EXHIBIT

  (a)(1)   Registrant's Articles of Incorporation, as amended.*

  (a)(2)   Articles of Amendment.*

  (a)(3)    Articles of Amendment.*

     (b)    Registrant's Bylaws.*

     (c) See relevant portions of Registrant's Articles of Incorporation (as amended) and Bylaws (as amended).

     (d)   Investment Advisory Agreement - Optique International Value Fund.*

     (e)   Distribution Agreement.*

     (f)   None.

     (g)   Custody Agreement.*

  (h)(1)   Administration Agreement.*

  (h)(2)   Transfer Agency and Services Agreement.*


     (i)   Opinion of Foley & Lardner LLP, counsel for Registrant.

     (j)   Consent of KPMG LLP.


     (k)   None.

     (l)   Subscription Agreement.*

   (m)(1)  Service and Distribution Plan.*

   (m)(2)  Form of Dealer Agreement.*

     (n)   None.

  (p)(1)   Registrant's Code of Ethics.*

  (p)(2)   Code of Ethics of Optique Capital Management, Inc.*

-----------------
*  Previously filed.